united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

[Amended N-CSR filing to correct audit opinion contained in previous filing]

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska 68137

(Address of principal executive offices) (Zip code)

CT CORPORATION SYSTEM

1300 EAST NINTH STREET, CLEVELAND, OH 44114

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/2018

ITEM 1. REPORTS TO SHAREHOLDERS.

A N N U A L  R E P O R T

Eventide Gilead Fund

Eventide Global Dividend Opportunities Fund

Eventide Healthcare & Life Sciences Fund

Eventide Multi-Asset Income Fund

June 30, 2018

Eventide Asset Management, LLC

One International Place

Suite 3510

Boston, MA 02110

1-877-771-3836

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Fund Managers’ Letter (Unaudited) June 30, 2018	1 of 10

One of our favorite books that we read in the last year was Greg McKeown’s Essentialism: The Disciplined Pursuit of Less. Essentialism is defined as “the relentless pursuit of less, but better.” How many of our individual and corporate lives are overloaded? The book wryly describes staff meetings that have ten “top priorities” without any sense of irony. Even the English language has been evolving:

The word priority came into the English language in the 1400s. It was singular. It meant the very first or prior thing. It stayed singular for the next five hundred years. Only in the 1900s did we pluralize the term and start talking about priorities. Illogically, we reasoned that by changing the word we could bend reality. Somehow we would now be able to have multiple “first” things. (McKeown, p. 16)

This reminder should challenge all of us in nearly all domains of life. In investing, in particular, one cannot have multiple priorities. This, of course, does not mean that only one thing will happen — it means that we can only truly follow one lighthouse. We have made the case that the lighthouse should not be financial returns but promotion of the global common good. While this can seem counterintuitive at first, we believe the best way to generate attractive, long-term, risk-adjusted returns for our investors is to seek to invest in companies that best serve the needs of others. In pursuing that one goal, we believe financial returns generally follow as a happy byproduct. We believe that our ten-year history as a firm illustrates this relationship.

One of the other thoughts that McKeown offers is the idea that we’re not living merely in information overload but in opinion overload. (Think of how many, often contradictory, opinions there are about dieting strategies.) It’s easy to sympathize with the average investor who is bombarded with investing advice that makes the enterprise utterly confusing.

Our investment advice is not first and foremost about financial ratios and prognostications, but an appeal to the purpose of investing, and even of business itself. Our hope is that the “why” of investing will illuminate the “how” and the “what.”

Now on to some technical reporting.

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Fund Managers’ Letter (Unaudited) (Continued) June 30, 2018	2 of 10

Fund Returns as of 06/30/2018
	YTD	1 Year	3 Year	5 Year	Inception	Inception Date
Eventide Gilead Fund
Class N	10.36%	26.04%	9.41%	15.86%	15.41%	7/8/2008
Class A without load	10.34%	26.00%	9.35%	15.82%	18.25%	10/28/2009
Class A with 5.75% load	4.00%	18.76%	7.21%	14.46%	17.45%	10/28/2009
Class C	9.94%	25.04%	8.54%	14.92%	17.34%	10/28/2009
Class I	10.49%	26.32%	9.63%	16.10%	16.69%	2/2/2010
Benchmarks
S&P 500 Total Return Index	2.65%	14.37%	11.93%	13.42%	10.24%	7/8/2008
Russell Mid-Cap Growth Index	5.40%	18.52%	10.73%	13.37%	10.83%	7/8/2008

Eventide Healthcare & Life Sciences Fund
Class N	20.27%	49.28%	10.58%	23.13%	25.79%	12/27/2012
Class A without load	20.23%	49.23%	10.55%	23.08%	25.70%	12/27/2012
Class A with 5.75% load	13.33%	40.67%	8.39%	21.63%	24.36%	12/27/2012
Class C	19.81%	48.09%	9.72%	22.16%	24.78%	12/27/2012
Class I	20.39%	49.60%	10.82%	23.38%	26.02%	12/27/2012
Benchmarks
S&P 500 Total Return Index	2.65%	14.37%	11.93%	13.42%	14.90%	12/27/2012
S&P Biotechnology Select Industry TR	12.33%	23.61%	4.43%	22.51%	24.18%	12/27/2012

Eventide Multi-Asset Income Fund
Class N	-3.15%	0.29%	—	—	5.12%	7/15/2015
Class A without load	-3.26%	0.15%	—	—	5.03%	7/15/2015
Class A with 5.75% load	-8.83%	-5.57%	—	—	2.95%	7/15/2015
Class C	-3.61%	-0.49%	—	—	4.28%	7/15/2015
Class I	-3.06%	0.47%	—	—	5.32%	7/15/2015
Benchmarks
Multi-Asset Income Blend	-0.83%	6.25%	—	—	5.49%	7/15/2015
MSCI AC World Index (Net)	-0.43%	10.73%	—	—	7.81%	7/15/2015

Eventide Global Dividend Opportunity Fund
Class N	-4.25%	—	—	—	-1.87%	9/29/2017
Class A without load	-4.40%	—	—	—	-2.01%	9/29/2017
Class A with 5.75% load	-9.87%	—	—	—	-7.64%	9/29/2017
Class C	-4.58%	—	—	—	-2.37%	9/29/2017
Class I	-4.11%	—	—	—	-1.68%	9/29/2017
Benchmark
MSCI AC World Index (Net)	-0.43%	—	—	—	5.27%	9/29/2017

Performance is historical and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. The volatility of the relevant indices listed below may be materially different than that of the Funds, and investors should not expect the Funds to achieve the same results as the indices listed. To obtain the most recent month-end performance information and a current Fund prospectus please call the fund, toll free at 1-877-771-EVEN (3836).

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Fund Managers’ Letter (Unaudited) (Continued) June 30, 2018	3 of 10

Eventide Gilead Fund

Expenses: Class A, Total Expenses 1.46%; Class C, Total Expenses 2.21%; Class I, Total Expenses 1.21%; Class N, Total Expenses 1.41%. Performance figures for periods greater than 1 year are annualized. The fund’s share classes have different inception dates. Class N has an inception date of July 8, 2008. Class A and Class C have an inception date of October 28, 2009. Class I has an inception date of February 2, 2010. The indices assume an inception date of July 8, 2008. The S&P 500 is an index created by Standard & Poor’s of American stocks with the largest market capitalization. The Russell Midcap Growth Index measures the performance of the US equity mid-cap growth segment. It includes mid-cap companies with higher price-to-book ratios and forecasted growth. Neither are investment products.

Eventide Healthcare & Life Sciences Fund

Expenses: Class A, Total Expenses 1.60%; Class C, Total Expenses 2.35%; Class I, Total Expenses 1.35%; Class N, Total Expenses 1.55%. Performance figures for periods greater than 1 year are annualized. Annualized since inception returns assume an inception date of December 27, 2012. The S&P 500 is an index created by Standard & Poor’s of American stocks with the largest market capitalization. The S&P Biotechnology Select Industry Index represents the biotechnology sub-industry portion of the S&P Total Markets Index. Neither are investment products.

Eventide Multi-Asset Income Fund

Expenses: Class A, Gross Expenses 1.73%, Net Expenses 1.51%; Class C, Gross Expenses 2.48%, Net Expenses 2.26%; Class I, Gross Expenses 1.48%, Net Expenses 1.26%; Class N, Gross Expenses 1.68%, Net Expenses 1.46%. The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through 31 October 2018. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Performance figures for periods greater than 1 year are annualized. Annualized since inception returns assume an inception date of July 15, 2015. The Multi-Asset Income Blend is a proprietary Eventide benchmark based on 60% MSCI All Country World Index (Net), 40% Bloomberg Barclays US Aggregate Bond Index © at inception, rebalanced monthly. The MSCI All-Country World Index (Net) captures large and mid cap representation across 23 developed markets and 23 emerging markets. Neither are investment products.

Eventide Global Dividend Opportunities Fund

Expenses: Class A, Gross Expenses 1.92%, Net Expenses 1.22%; Class C, Gross Expenses 2.67%, Net Expenses 1.97%; Class I, Gross Expenses 1.67%, Net Expenses 0.97%; Class N, Gross Expenses 1.87%, Net Expenses 1.17%. The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund through 31 October 2018. The agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice. Since inception returns assume an inception date of 9/29/2017. The MSCI All Country World Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets and consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. It is not an investment product.

Fund Reviews

Eventide Gilead Fund

The Eventide Gilead Fund performed well during the past year despite a backdrop of noisy trade wars, shifting political paradigms and other global macroeconomic inputs which created a challenging investment environment. Performance for the Fund was primarily driven by its overweight sectors, including Healthcare and Information Technology, but had positive contributions from most sectors. The Fund continued to benefit from its diverse exposure to growth stocks in a macro environment that we viewed as being supportive of increasing equity valuations, while its exposures to some turnaround stories or those suffering from operational missteps showed the risks in a market with little patience for show-me stories. The Fund, following Eventide’s Business 360 approach, searches for investments that often have attributes not easily found through traditional financial analysis and often results in a highly differentiated portfolio compared to its Benchmarks. Given the differentiation of the portfolio exposure and

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Fund Managers’ Letter (Unaudited) (Continued) June 30, 2018	4 of 10

construction to the Benchmarks, performance can diverge significantly from the Benchmark over any time frame. The Investment Team remains focused on investing in high quality, long-term investment themes and exposures.

Three of the year’s top 5 contributors came from the Healthcare sector, and three of the past year’s contributors were also in the top 5 from last year, highlighting our focus on the benefits of long-term investment horizons. The top performer was Avexis1, a clinical stage biotechnology company focused on developing new gene therapy treatments for SMA (Spinal Muscular Atrophy), which was acquired by Novartis in the 2nd quarter of 2018. Another clinical stage biotechnology company, Ascendis Pharma2, performed well as investors began to ascribe more value to their TransCon platform focused on treating endocrine disorders. XPO Logistics3 continued to contribute to the Fund’s performance over the past year building upon execution success in the transportation and logistics business. Bluebird bio4 also continued to perform for the Fund as clinical progress was made and investors began to ascribe value to earlier stage clinical assets. Wayfair5 also continued to perform as the company continued to reinvest in their platform to pursue their goal of being consumers’ preferred place to shop for home furnishings.

The Fund’s largest detractors suffered from a variety of challenges during the year. Cyberark6, in the network security space, suffered from a lower outlook compared to expectations in the last half of 2017. Sunopta7, a producer of organic and natural food products, has had slower progress in its turnaround than investors were expecting. Cirrus Logic8, a semiconductor company, suffered in the first half of 2018 from a lower iPhone shipping outlook. Celgene9, a mature biotech company, had disappointing clinical outcomes and concerns on revenue growth for existing commercial products. Macquarie Infrastructure10 declined significantly following underperformance in the company’s storage tank business.

Eventide Healthcare & Life Sciences Fund

The Eventide Healthcare & Life Sciences Fund benefited from its exposure to SMID-cap (small and mid-cap) Biotechnology stocks during the past year, following a strong prior year. The Biotech SMID group significantly outperformed their larger cap peers for most of the period as increasing patent concerns for the large cap names drove speculation of mergers and acquisitions activity that would benefit the SMID group. This trend may not persist, however, as the SMID cap group

[1]	0.00% of net assets. All holdings throughout as of 6/30/2018. Holdings subject to change.

[2]	3.48% of net assets.

[3]	4.14% of net assets.

[4]	1.72% of net assets.

[5]	3.90% of net assets.

[6]	0.00% of net assets.

[7]	1.89% of net assets.

[8]	0.74% of net assets.

[9]	1.00% of net assets.

[10]	2.17% of net assets.

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Fund Managers’ Letter (Unaudited) (Continued) June 30, 2018	5 of 10

generally exhibits higher volatility and sharper drawdowns due to lower (or no) revenue bases when sentiment or fundamentals change in the biotech sector. The Fund also benefited from a positive capital markets environment where there was opportunity to make gains through participating in IPOs and follow-on offerings. This strong capital market cycle also benefits the companies the Fund invests in as it helps provide a capital runway to continue their clinical progress, reducing cash burn risk. The pace and outcome of this capital market activity cannot be relied on looking to the future as the capital markets cycle can turn very quickly for a variety of reasons, but we continue to selectively look for attractive opportunities to participate in.

The largest contributions to performance for the year came from clinical, commercial, and financial success. Avrobio11, which went public in June 2018 was a leading contributor to the Fund after strong performance from the IPO. The Fund had invested in the company in a private pre-IPO financing. Avrobio is developing gene therapy for rare diseases such as Fabry and Gaucher’s diseases. Sarepta Therapeutics12 rallied sharply in June following impressive results of their lead drug candidate, a gene therapy treatment for Duchenne’s Muscular Dystrophy. Avexis13, a clinical stage biotechnology company focused on developing new gene therapy treatments for SMA (Spinal Muscular Atrophy), was acquired by Novartis in the 2nd quarter of 2018. Ascendis Pharma14 performed well as investors began to ascribe more value to their TransCon platform focused on treating endocrine disorders. Collegium Pharmaceuticals15, a commercial stage pharmaceutical company focused on abuse-deterrent pain formulations, rallied alongside prescription growth trends.

Most of the largest detractors during the past year suffered from the results of clinical trial issues. Celgene16, a mature biotech company, had disappointing clinical outcomes and concerns on revenue growth for existing commercial products. Prothena17, which had been suffering during most of the year from pipeline concerns, fell to near cash balances after their lead asset was discontinued as studies disappointed. Catalyst Biosciences18 fell sharply in June, after having rallied sharply earlier in the year, when the company announced delays to its Phase 1/2 study for a Hemophilia B therapeutic candidate. Tesaro Therapeutics19, a one-time highflyer, declined during the period over competitive concerns for its lead commercial asset. Dermira20 fell sharply following the failure of Phase 3 pivotal trials for acne.

[11]	3.60% of net assets.

[12]	4.90% of net assets.

[13]	0.00% of net assets.

[14]	3.77% of net assets.

[15]	2.99% of net assets.

[16]	1.39% of net assets.

[17]	0.00% of net assets.

[18]	0.42% of net assets.

[19]	0.17% of net assets.

[20]	0.45% of net assets.

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Fund Managers’ Letter (Unaudited) (Continued) June 30, 2018	6 of 10

Eventide Multi-Asset Income Fund

The Eventide Multi-Asset Income Fund faced a challenging environment during the past year for income investors. Driven primarily by Interest rate concerns, the market demonstrated secular aversions to higher dividend asset classes such as MLPs, REITs, YieldCos, and Utilities. A stronger US Dollar, which appreciated by 4.87% in the 2nd Quarter 2018, was also a headwind and negatively impacted the approximately 30% of Fund assets invested overseas. The various trade tensions that have been developing have also negatively impacted multinational industrial companies the Fund has invested in.

The top contributors to performance for the year came from a diverse set of businesses, highlighting the portfolio approach to managing the Fund. NextEra Energy Partners LP21, a YieldCo which owns and operates renewable power plants, continued to grow its high-quality portfolio and management extended guidance for future dividend increases, helping investors to look past broader YieldCo aversion and interest rate concerns. Abbvie22, a pharmaceutical company, experienced a sharp rally during part of the period on lesser concerns about patent overhang for its lead product Humira. Energias De Portugal23, a European utility and renewable power company, moved significantly higher as minority owner China Three Gorges International made a bid for the rest of the company. Magna International24, a contract manufacturer for major auto brands, performed well on the back of solid results and global auto sales that remained robust.

Similar to the top contributors, the top detractors of performance came from a diverse set of securities. Macquarie Infrastructure25 group fell dramatically after the unexpected termination of storage contracts in their bulk liquid storage division, which resulted in a dividend cut. This compounded investor concerns regarding the recently appointed CEO’s strategic and financial strategy. Johnson Controls26, a diversified provider of building safety, automation, and HVAC products, continued to work through the integration with Tyco and associated operational challenges. Pattern Energy27, an owner and operator of wind power plants declined as a result of rising interest rates, concerns about the impacts the Tax Cuts and Jobs Act of 2017 has on renewable energy credits, and from a sustained outage at a wind farm in Puerto Rico following hurricane Maria which took down the grid for an extended period of time. Spectra Energy Partners28, which owns and operates natural gas transportation and storage assets, was marred

[21]	2.64% of net assets.

[22]	1.38% in net assets.

[23]	1.24% in net assets.

[24]	1.17% in net assets.

[25]	1.88% in net assets.

[26]	1.76% in net assets.

[27]	1.43% in net assets.

[28]	1.89% in net assets.

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Fund Managers’ Letter (Unaudited) (Continued) June 30, 2018	7 of 10

along with the broader MLP category by an adverse ruling by the Federal Energy Regulatory Commission (FERC) impacting the calculation of regulated returns. Acuity Brands29, a provider of LED lighting systems and products, faced increased pricing pressure from lower-tier competitors which has impacted margins.

Eventide Global Dividend Opportunity Fund

The Eventide Global Dividend Opportunity Fund faced a challenging environment during its initial three quarters of history, with headwinds coming from a strong US dollar, interest rate pressures and both the threat and enactment of punitive tariffs. The strong US dollar had a negative impact on the returns of the foreign holdings of the Fund, which stood at just under half of the Fund at the end of the second quarter of 2018. Interest rate pressures have weighed on bond alternatives like MLPs, Utilities, and REITs. The various trade tensions that have been developing have negatively impacted multinational industrial companies the Fund has invested in. Despite the negative backdrop during these nine months, some areas saw improvement during the recent period, such as the bond alternatives becoming more attractive as increased clarity from the Fed has alleviated some rate driven concerns.

Among the contributors during the period, the largest 5 contributors come from a diverse set of industries. NextEra Energy Partners LP30, a YieldCo which owns and operates renewable power plants, continued to grow its high-quality portfolio and management extended guidance for future dividend increases, helping investors to look past broader YieldCo aversion and interest rate concerns. Ericsson31, a global telecommunications equipment company, continued its turnaround, demonstrating the benefits of its long-term restructuring plan while providing upside opportunity through its positioning for the next generation of wireless infrastructure buildout

(5G). Crown Castle International32, a wireless infrastructure REIT, benefited from a well-positioned asset portfolio and continued execution on growth initiatives. Snap-On Tools33, a provider of auto parts and tools, delivered strong financial performance and benefited from lower corporate tax rates. Magna International34, a contract manufacturer for major auto brands, performed well on the back of solid results and global auto sales that remained robust.

Among the largest detractors, Acuity Brands35, a provider of LED lighting systems and products, faced increased pricing pressure from lower-tier competitors which has impacted margins.

[29]	0.57% in net assets.

[30]	3.14% in net assets.

[31]	1.55% in net assets.

[32]	3.06% in net assets.

[33]	0.68% in net assets.

[34]	2.61% in net assets.

[35]	1.40% in net assets.

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Fund Managers’ Letter (Unaudited) (Continued) June 30, 2018	8 of 10

Johnson Controls36, a diversified provider of building safety, automation, and HVAC products, continued to work through the integration with Tyco and associated operational challenges. Pattern Energy37, an owner and operator of wind power plants, declined as a result of rising interest rates, concerns about the impacts the Tax Cuts and Jobs Act of 2017 has on renewable energy credits, and from a sustained outage at a wind farm in Puerto Rico following hurricane Maria which took down the grid for an extended period of time. Fanuc Corporation38, a Japanese manufacturer of factory robots and automation systems, declined following disappointing order growth, driven by lower demand from China. Nordea Bank39 declined as it went through a transformative period of increased capital expenditures and longer-term strategic initiatives.

Outlook

Between politics, trade wars, and pundits, these are scary days. However, we must remember that pessimism is nearly always perceived as more sophisticated and intellectual, so we must rather rely on objective metrics rather than our gut. (As an aside, we continue to take comfort from the prevalent pessimism. We have repeatedly highlighted the role of sentiment in market returns. If everyone is nervous, you generally don’t have to be. As the saying goes, “The market climbs a wall of worry and descends a slope of hope.”)

We consistently evaluate the health of the macroeconomic environment using our “three legs of the stool” approach. The three legs and our assessments are:

Sentiment — Sentiment is neither bearish nor bullish as measured by sell-side equity weighting. We score this as neutral.

Valuation — The S&P 500 is expensive relative to its history. However, a few sectors (such as healthcare) appear inexpensive by historical averages. The S&P 500, most significantly, remains inexpensive in relation to bonds. Given these offsetting effects, we score valuation as neutral.

Leading indicators — Most leading indicators, including the Conference Board’s Leading Economic Indicator, do not signal a near-term recession. We score the leading indicators as a positive.

With two neutrals and one positive, we recommend that investors remain invested in equities in a neutral manner (relative to strategic targets). The long-leading indicators are tipping more toward neutral – if a decisive move occurs, we will downshift our risk. But one of the major lessons of the last 10 years is not to have a hair trigger. Many have paid dearly for a premature Chicken Little stance.

[36]	2.55% in net assets.

[37]	2.19% in net assets.

[38]	2.42% in net assets.

[39]	0.86% in net assets.

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Fund Managers’ Letter (Unaudited) (Continued) June 30, 2018	9 of 10

Continued economic growth should be supportive of equities with a key risk being the extent to which escalating trade tensions begin to negatively impact global economic growth. Improving economic data would likely be accompanied by higher interest rates, which could cause a return of the negative sentiment toward bonds and higher-yielding stocks that has been in place for much of the past 18 months. We continue to maintain a cautious stance to many high-quality bonds given the inherent interest rate sensitivity of these issues. Offsetting these risks are the relatively attractive valuations of select dividend paying issues in asset classes such as YieldCos, MLPs, and REITs. We are also finding value in foreign dividend paying stocks which have lagged their U.S. peers over the last year. We believe maintaining exposure to income sectors may offer risk mitigation benefits if risks such as rising trade tensions were to take hold in a more prolonged manner, or if global economic growth were to stumble. We continue to seek attractively priced income-paying securities from companies that create value for a wide variety of stakeholders and are maintaining our patient, long-term focus in the management of our income funds, despite some recent headwinds for these asset classes.

Conclusion

As we celebrated our 10-year anniversary this summer, we have spent quite a bit of time during the last year ensuring that we do not lose course in our mission. Thus we’ve invested substantial time and resources across all departments promoting alignment around a singular vision that Eventide is first and foremost aimed at promoting the global common good. While we have been pleased with our financial performance, we are more proud of the companies that we own that are changing the world. We have one priority in our investing: delivering investing that makes the world rejoice. In pursuit of that goal, we believe we can achieve attractive performance for our investors and a better world for all. We are thankful for your partnership with us in this mission.

Grateful for your trust,

David Barksdale

Finny Kuruvilla

Martin Wildy

This letter expresses the views of the Funds’ Adviser. There is no guarantee that such views are accurate or that outlook opinions expressed in this letter will come to pass. Specific companies mentioned are for performance attribution informational purposes only and should not be construed as buy or sell advice. The Adviser’s approach may not produce the desired results, and the Adviser’s ethical values screening criteria could cause it to underperform other firms that do not have such screening criteria.

Mutual Funds involve risk including the possible loss of principal. Past performance does not guarantee future results. The Funds’ ethical values screening criteria could cause it to under-perform similar funds that do not have such screening criteria. The Funds can have risk related to option investing. There are special risks associated with investments in foreign companies including exposure to currency fluctuations, less efficient trading markets, political instability and differing auditing and legal standards.

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Fund Managers’ Letter (Unaudited) (Continued) June 30, 2018	10 of 10

The Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund can invest in smaller-sized companies which may experience higher failure rates than larger companies and they normally have a lower trading volume than larger companies. The Funds can also have risk associated with the biotechnology and pharmaceutical industry in which these companies may be heavily dependent on clinical trials with uncertain outcomes and decisions made by the U.S. Food and Drug Administration. The Funds can invest in private companies. Private investments include various risks including but not limited to lack of liquidity, capital commitment risk, and valuation risk. Private companies may not be financially profitable and have uncertain futures, subjecting them to additional risks. Investors in the Gilead Fund should be aware that companies in the technology industries have different risks including but not limited to products becoming obsolete, and entrance of competing products.

Investors in the Eventide Multi-Asset Income Fund should be aware that interest rates are at historic lows and may change at any time based on government policy. In general, the price of a fixed income security falls when interest rates rise. A rise in interest rates may result in volatility and increased redemptions, which in turn could result in the fund being forced to liquidate portfolio securities at disadvantageous prices. Longer- term securities may be more sensitive to changes in interest rates. The intermediate-term bond portion of the Multi-Asset Income Fund’s portfolio may represent 0% to 100% of the Fund’s portfolio with an average duration of between two and eight years. The Eventide Multi-Asset Income Fund may invest in other funds. If other funds are utilized, such underlying funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in underlying funds and may be higher than other mutual funds that do not invest in underlying funds. The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities. There are unique risks associated with REITs, preferred stocks, convertible bonds, and BDCs that are covered in the Fund’s prospectus and SAI.

The Eventide Multi-Asset Income Fund and Eventide Global Dividend Opportunities Fund can invest in MLPs and Yieldcos. MLPs carry unique risks including risks surrounding its tax status and risk pertaining to rising interest rates, both of which can negatively impact share price. Yieldcos carry different risks including Yieldco Sponsor Risk and cash flow risk. The Eventide Global Dividend Opportunities Fund can invest in Industrials and Utilities. Companies in the Industrial Sector carry various risks including, but not limited to, risk related to debt loads, intense competition, and sensitivity to economic cycles. Companies in the Utilities sector are subject to interest rate risk and cash flow risk. The Eventide Global Dividend Opportunities Fund is a new mutual fund and has a limited history of operations for investors to evaluate.

An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the prospectus, which can be obtained at www.eventidefunds.com or by calling 1-877-771-EVEN (3836). Please read the prospectus carefully before investing. Eventide Mutual Funds are distributed by Northern Lights Distributors, LLC, Member FINRA, which is not affiliated with Eventide Asset Management, LLC.

8062-NLD-8/24/2018

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Portfolio Review (Unaudited) June 30, 2018	1 of 2

The Fund’s performance figures1 for each of the periods ended June 30, 2018, compared to its benchmarks:

	1 Year	3 Year	5 Year	Since	Since	Since
	Return	Return	Return	Inception [2]	Inception [3]	Inception [4]
Class N	26.04%	9.41%	15.86%	15.41%	N/A	N/A
Class A without load	26.00%	9.35%	15.82%	N/A	18.25%	N/A
Class A with 5.75% load	18.76%	7.21%	14.46%	N/A	17.45%	N/A
Class C	25.04%	8.54%	14.92%	N/A	17.34%	N/A
Class I	26.32%	9.63%	16.10%	N/A	N/A	16.69%
S&P 500 Total Return Index [5]	14.37%	11.93%	13.42%	10.24%	14.05%	13.69%
Russell Midcap Growth Total Return Index [6]	18.52%	10.73%	13.37%	10.83%	15.22%	14.48%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.67%, 2.42%, 1.62% and 1.42% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2018. Per the Fund’s most recent prospectus, total annual Fund expenses, including acquired fund fees, are 1.46%, 2.21%, 1.41%, and 1.21% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	Class N commenced operations on July 8, 2008.

3.	Class A and Class C commenced operations on October 28, 2009.

4.	Class I commenced operations on February 2, 2010.

5.	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

6.	The Russell Midcap Growth Total Return Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

E V E N T I D E F U N D S Annual Report June 30, 2018	13

E V E N T I D E  G I L E A D  F U N D

Portfolio Review (Unaudited) (Continued) June 30, 2018	2 of 2

Holdings by Industry	% of Net Assets
Biotechnology	11.8%
Pharmaceuticals	11.7%
Internet	8.9%
Software	8.9%
Semiconductors	6.9%
Auto Parts & Equipment	6.5%
Transportation	4.1%
Building Materials	3.7%
Energy-Alternate Sources	2.8%
Retail	2.8%
Other / Cash & Cash Equivalents	31.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

E V E N T I D E F U N D S Annual Report June 30, 2018	14

E V E N T I D E  G L O B A L  D I V I D E N D  O P P O R T U N I T I E S  F U N D

Portfolio Review (Unaudited) June 30, 2018	1 of 2

The Fund’s performance figures1 for each of the periods ended June 30, 2018 compared to its benchmark:

Since Inception[2]
Class N	(1.87)%
Class A without load	(2.01)%
Class A with 5.75% load	(7.64)%
Class C	(2.37)%
Class I	(1.68)%
MSCI All-Country World Index (Net)[3]	5.27%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.20%, 1.95%, 1.15% and 0.95% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2018. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the adviser and upon termination of the management agreement between the Trust and the adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture. Per the Fund’s most recent prospectus, total annual Fund expenses after waiver are 1.22%, 1.97%, 1.17%, and 0.97% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	Eventide Global Dividend Opportunities Fund commenced operations on 9/29/2017.

3.	The MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All-Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

E V E N T I D E F U N D S Annual Report June 30, 2018	15

E V E N T I D E  G L O B A L  D I V I D E N D  O P P O R T U N I T I E S  F U N D

Portfolio Review (Unaudited) (Continued) June 30, 2018	2 of 2

Holdings by Industry	% of Net Assets
Real Estate Investment Trusts (REITs)	15.4%
Electric	13.6%
Energy-Alternate Sources	8.2%
Auto Parts & Equipment	6.4%
Miscellaneous Manufacturing	4.9%
Auto Manufacturers	4.3%
Insurance	4.3%
Banks	3.8%
Electrical Components & Equipment	3.4%
Semiconductors	3.1%
Other / Cash & Cash Equivalents	32.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

E V E N T I D E F U N D S Annual Report June 30, 2018	16

E V E N T I D E  H E A L T H C A R E  &  L I F E  S C I E N C E S  F U N D

Portfolio Review (Unaudited) June 30, 2018	1 of 2

The Fund’s performance figures[1] for each of the periods ended June 30, 2018, compared to its benchmarks:

	1 Year Return	3 Year Return	5 Year Return	Since Inception[2]
Class N	49.28%	10.58%	23.13%	25.79%
Class A without load	49.23%	10.55%	23.08%	25.70%
Class A with 5.75% load	40.67%	8.39%	21.63%	24.36%
Class C	48.09%	9.72%	22.16%	24.78%
Class I	49.60%	10.82%	23.38%	26.02%
S&P 500 Total Return Index[3]	14.37%	11.93%	13.42%	14.90%
S&P Biotechnology Select Industry Index[4]	23.61%	4.43%	22.51%	24.18%
Eventide Healthcare & Life Sciences Blend Index[5]	32.18%	18.06%	22.83%	25.32%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses for the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.68%, 2.43%, 1.63% and 1.43% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2018. Per the Fund’s most recent prospectus, total annual Fund expenses, including acquired fund fees, are 1.60%, 2.35%, 1.55%, and 1.35% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012.

3.	The S&P 500 Total Return Index, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

4.	The S&P Biotechnology Select Industry Index is designed to measure the performance of narrow GICS® sub-industries and is comprised of stock in the S&P Total Market Index that are classified in the GICS biotechnology sub-industry.

5.	The Eventide Healthcare & Life Sciences Blend Index is calculated by taking 50% of the returns of the S&P 400 Health Care Index and 50% of the returns of the S&P 600 Health Care Index.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

E V E N T I D E F U N D S Annual Report June 30, 2018	17

E V E N T I D E  H E A L T H C A R E  &  L I F E  S C I E N C E S  F U N D

Portfolio Review (Unaudited) (Continued) June 30, 2018	2 of 2

Holdings by Industry	% of Net Assets
Pharmaceuticals	45.8%
Biotechnology	44.2%
Software	0.9%
Healthcare-Products	0.8%
Warrants	0.2%
Other / Cash & Cash Equivalents	8.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

E V E N T I D E F U N D S Annual Report June 30, 2018	18

E V E N T I D E  M U L T I - A S S E T  I N C O M E  F U N D

Portfolio Review (Unaudited) June 30, 2018	1 of 2

The Fund’s performance figures1 for the period ended June 30, 2018, compared to its benchmarks:

	1 Year Return	Since Inception [2]
Class N	0.29%	5.12%
Class A without load	0.15%	5.03%
Class A with 5.75% load	(5.57)%	2.95%
Class C	(0.49)%	4.28%
Class I	0.47%	5.32%
MSCI All-Country World Index (Net) [3]	10.73%	7.81%
Eventide Multi-Asset Income Blended Index [4]	6.25%	5.49%

1.	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Fund’s adviser has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.20%, 1.95%, 1.15% and 0.95% for Class A shares, Class C shares, Class N shares and Class I shares, respectively, through October 31, 2018. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the adviser and upon termination of the management agreement between the Trust and the adviser. Fee waivers and expense reimbursements are subject to possible recoupment by the adviser from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture. Performance figures for periods greater than 1 year are annualized. Per the Fund’s most recent prospectus, total annual Fund expenses after waiver were 1.51%, 2.26%, 1.46%, and 1.26% for Class A, Class C, Class N, and Class I, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases and have a maximum deferred sales charge of 1.00%. For performance information current to the most recent month-end, please call toll-free 1-877-771-3836.

2.	Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

3.	The MSCI All-Country World Index is a free float - adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All-Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

4.	The Eventide Multi-Asset Income Blended Index is comprised of 60% of the MSCI All-Country World Index and 40% of the Bloomberg Barclays Aggregate Bond Index. The Eventide Multi-Asset Income Blended Index rebalances its weightings on a monthly frequency.

Comparison of the Change in Value of a $100,000 Investment	Comparison of the Change in Value of a $10,000 Investment

E V E N T I D E F U N D S Annual Report June 30, 2018	19

E V E N T I D E  M U L T I - A S S E T  I N C O M E  F U N D

Portfolio Review (Unaudited) (Continued) June 30, 2018	2 of 2

Holdings by Industry	% of Net Assets
Real Estate Investment Trusts	19.2%
Electric	11.9%
Asset Backed Securities	6.2%
Banks	6.0%
Energy-Alternate Sources	5.2%
Commercial Services	4.6%
Auto Manufacturers	3.1%
Auto Parts & Equipment	3.1%
Insurance	3.1%
Agriculture	3.0%
Other / Cash & Cash Equivalents	34.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

E V E N T I D E F U N D S Annual Report June 30, 2018	20

E V E N T I D E G I L E A D F U N D
Portfolio of Investments June 30, 2018	1 of 3

Shares		Fair Value

	COMMON STOCK - 87.2%
	AUTO PARTS & EQUIPMENT - 6.5%
257,000	Aptiv PLC	$23,548,910
52,666	Delphi Technologies PLC	2,394,197
184,000	Lear Corp.	34,189,040
587,000	Magna International, Inc.	34,122,310
255,600	WABCO Holdings, Inc. [1]	29,910,312
		124,164,769
	BIOTECHNOLOGY - 11.8%
401,000	Acceleron Pharma, Inc. [1]	19,456,520
208,638	Bluebird Bio, Inc. [1]	32,745,734
241,000	Celgene Corp. [1]	19,140,220
134,000	Loxo Oncology, Inc. [1]	23,246,320
763,636	Magenta Therapeutics, Inc. [1]	10,309,086
246,000	Sage Therapeutics, Inc. [1]	38,506,380
405,000	Seattle Genetics, Inc. [1]	26,887,950
676,400	Stemline Therapeutics, Inc. [1]	10,856,220
1,203,500	Veracyte, Inc. [1,2]	11,240,690
160,000	Vertex Pharmaceuticals, Inc. [1]	27,193,600
156,000	WaVe Life Sciences, Ltd. [1]	5,967,000
		225,549,720
	BUILDING MATERIALS - 3.7%
700,000	JELD-WEN Holding, Inc. [1]	20,013,000
118,000	Lennox International, Inc.	23,617,700
170,000	Masonite International Corp. [1]	12,214,500
110,000	Vulcan Materials Co.	14,196,600
		70,041,800
	COMMERCIAL SERVICES - 2.2%
982,000	Macquarie Infrastructure Corp.	41,440,400

	COMPUTERS - 2.0%
509,528	Varonis Systems, Inc. [1]	37,959,836

	DISTRIBUTION/WHOLESALE - 1.7%
610,000	KAR Auction Services, Inc.	33,428,000

	DIVERSIFIED FINANCIAL SERVICES - 1.3%
242,000	Ellie Mae, Inc. [1]	25,129,280

	ELECTRIC - 0.8%
736,000	Atlantica Yield PLC	14,852,480

	ELECTRONICS - 2.0%
295,000	Arrow Electronics, Inc. [1]	22,207,600
29,000	Mettler-Toledo International, Inc. [1]	16,780,270
		38,987,870
	ENERGY-ALTERNATE SOURCES - 2.8%
735,000	NextEra Energy Partners LP	34,302,450
970,000	Pattern Energy Group, Inc.	18,187,500
		52,489,950

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	21

E V E N T I D E G I L E A D F U N D
Portfolio of Investments (Continued) June 30, 2018	2 of 3

Shares		Fair Value

	ENVIRONMENTAL CONTROL - 2.0%
517,000	Waste Connections, Inc.	$38,919,760

	FOOD - 1.9%
4,300,540	SunOpta, Inc. [1,2]	36,124,536

	HAND/MACHINE TOOLS - 0.8%
92,000	Snap-on, Inc.	14,786,240

	INTERNET - 8.9%
208,000	Palo Alto Networks, Inc. [1]	42,737,760
158,000	Proofpoint, Inc. [1]	18,218,980
360,000	Trade Desk, Inc. [1]	33,768,000
626,000	Wayfair, Inc. [1]	74,343,760
		169,068,500
	IRON/STEEL - 1.8%
754,000	Steel Dynamics, Inc.	34,646,300

	MACHINERY-DIVERSIFIED - 1.3%
87,000	Roper Technologies, Inc.	24,004,170

	PHARMACEUTICALS - 11.1%
323,000	AbbVie, Inc.	29,925,950
103,000	Agios Pharmaceuticals, Inc. [1]	8,675,690
1,077,000	Aimmune Therapeutics, Inc. [1]	28,960,530
997,000	Ascendis Pharma A/S [1,2]	66,320,440
1,344,376	Collegium Pharmaceutical, Inc. [1]	32,063,368
248,974	ESSA Pharma, Inc. [1,2,3]	941,123
786,899	Myovant Sciences Ltd. [1,2]	17,996,380
120,000	Sarepta Therapeutics, Inc. [1]	15,861,600
278,700	uniQure [1]	10,534,860
		211,279,941
	RETAIL - 2.8%
565,000	Lowe’s Cos., Inc.	53,997,050

	SEMICONDUCTORS - 6.9%
172,000	ASML Holding	34,050,840
370,000	Cirrus Logic, Inc. [1]	14,182,100
555,000	Inphi Corp. [1]	18,098,550
826,000	Integrated Device Technology, Inc. [1]	26,332,880
227,000	Lam Research Corp.	39,236,950
		131,901,320
	SOFTWARE - 8.9%
894,000	Five9, Inc. [1]	30,905,580
350,000	HubSpot, Inc. [1]	43,890,000
942,000	Instructure, Inc. [1]	40,082,100
96,000	Paycom Software, Inc. [1]	9,487,680
453,000	Splunk, Inc. [1]	44,896,830
		169,262,190

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	22

E V E N T I D E G I L E A D F U N D
Portfolio of Investments (Continued) June 30, 2018	3 of 3

Shares		Fair Value

	TELECOMMUNICATIONS - 1.9%
66,000	Arista Networks, Inc. [1]	$16,994,340
441,000	GTT Communications, Inc. [1]	19,845,000
		36,839,340
	TRANSPORTATION - 4.1%
788,000	XPO Logistics, Inc. [1]	78,941,840

	TOTAL COMMON STOCK (Cost $1,137,219,324)	1,663,815,292

	PREFERRED STOCK - 0.6%
	PHARMACEUTICALS - 0.6%
3,062,500	Entasis Therapeutics Class B [1,2,3,4,5,6]	1,716,531
5,190,678	Entasis Therapeutics Class B1 [1,2,3,4,5,6]	2,909,375
539,806	Magenta Therapeutics, Inc. [1,2,4,5,6]	6,923,012
	TOTAL PREFERRED STOCK (Cost $12,625,110)	11,548,918

	WARRANTS - 0.0%
370,000	ESSA Pharma, Inc. [1,2,3,4]	1,135,900
	TOTAL WARRANTS (Cost $1,480,000)	1,135,900

	REAL ESTATE INVESTMENT TRUSTS (REITs) - 2.8%
300,000	Crown Castle International Corp.	32,346,000
80,000	Extra Space Storage, Inc.	7,984,800
635,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	12,541,250
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $40,777,904)	52,872,050

	SHORT-TERM INVESTMENTS - 11.2%
5,004,501	Federated Treasury Obligations Fund - Institutional Class, 1.52% [7]	5,004,501
208,094,284	Fidelity Investments Money Market Fund - Institutional Class, 1.81% [7]	208,094,284
	TOTAL SHORT-TERM INVESTMENTS (Cost $213,098,785)	213,098,785

	TOTAL INVESTMENTS - 101.8% (Cost $1,405,201,123)	$1,942,470,945
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.8)%	(33,819,788)
	TOTAL NET ASSETS - 100.0%	$1,908,651,157

LP - Limited Partnership

PLC - Public Limited Company

1.	Non-Income producing security.

2.	Illiquid security. As of June 30, 2018, represented 7.6% of Total Net Assets. See Note 5.

3.	Affiliated company - the Fund holds in excess of 5% of the outstanding voting securities of this company.

4.	Security fair valued as of June 30, 2018 in accordance with the procedures approved by the Board of Trustees. Total value of all such securities as June 30, 2018 amounted to $12,684,818, which represents approximately 0.7% of net assets of the Fund.

5.	Private investment.

6.	Restricted security. See Note 6.

7.	Interest rate reflects seven-day effective yield on June 30, 2018.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	23

E V E N T I D E G L O B A L D I V I D E N D O P P O R T U N I T I E S F U N D
Portfolio of Investments June 30, 2018	1 of 3

Shares		Fair Value

	COMMON STOCK - 74.4%
	AGRICULTURE - 2.2%
3,500	Bunge Ltd.	$243,985

	AUTO MANUFACTURERS - 4.3%
11,000	Honda Motor Co. Ltd.	321,970
4,100	New Flyer Industries, Inc.	152,872
		474,842
	AUTO PARTS & EQUIPMENT - 6.4%
2,200	Aptiv PLC	201,586
9,000	Cie Generale des Etablissements Michelin SCA	217,935
5,000	Magna International, Inc.	290,650
		710,171
	BANKS - 3.8%
11,500	First Hawaiian, Inc.	333,730
10,000	Nordea Bank AB	95,400
		429,130
	BUILDING MATERIALS - 2.6%
8,500	Johnson Controls International PLC	284,325

	COMMERCIAL SERVICES - 2.4%
18,000	Atlantia SpA	264,330

	ELECTRIC - 13.6%
18,000	Atlantica Yield PLC	363,240
12,000	Brookfield Renewable Partners LP	360,600
110,000	Cia Energetica de Minas Gerais	202,400
2,000	EDP - Energias de Portugal	79,740
16,000	Hydro One Ltd. [1]	243,749
6,000	NRG Yield, Inc.	103,200
17,000	Red Electrica Corp.	172,040
		1,524,969
	ELECTRICAL COMPONENTS & EQUIPMENT - 3.4%
1,350	Acuity Brands, Inc.	156,425
13,500	Schneider Electric SE	224,168
		380,593
	ENERGY-ALTERNATE SOURCES - 8.2%
7,500	NextEra Energy Partners LP	350,025
13,000	Pattern Energy Group, Inc.	243,750
13,500	TerraForm Power, Inc.	157,950
8,200	Vestas Wind Systems	168,428
		920,153
	ENGINEERING & CONSTRUCTION - 2.1%
10,000	Vinci SA	239,400

	ENVIORNMENTAL CONTROL - 2.0%
13,500	Covanta Holding Corp.	222,750

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	24

E V E N T I D E G L O B A L D I V I D E N D O P P O R T U N I T I E S F U N D
Portfolio of Investments (Continued) June 30, 2018	2 of 3

Shares		Fair Value

	HAND/MACHINE TOOLS – 0.7%
470	Snap-on, Inc.	$75,538

	INSURANCE – 4.3%
13,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	271,960
10,500	NN Group NV	212,415
		484,375
	MACHINERY-CONSTRUCTION & MINING – 3.0%
15,500	ABB Ltd.	337,435

	MACHINERY-DIVERSIFIED – 2.4%
13,591	FANUC Corp.	269,509

	MISCELLANEOUS MANUFACTURING – 4.9%
4,500	Eaton Corp. PLC	336,330
2,400	Ingersoll-Rand PLC	215,352
		551,682
	OFFICE FURNISHINGS – 2.0%
6,500	Herman Miller, Inc.	220,350

	RETAIL – 1.5%
21,000	Kingfisher PLC	165,690

	SEMICONDUCTORS – 3.1%
9,500	Taiwan Semiconductor Manufacturing Co. Ltd.	347,320

	TELECOMMUNICATIONS – 1.5%
22,500	Telefonaktiebolaget LM Ericsson	172,575

	TOTAL COMMON STOCK (Cost $8,775,639)	8,319,122

	PREFERRED STOCK – 0.8%
	AGRICULTURE – 0.8%
800	Bunge Ltd.	85,600
	TOTAL PREFERRED STOCK (Cost $84,347)	85,600

	REAL ESTATE INVESTMENT TRUSTS (REITs) – 15.4%
1,500	Alexandria Real Estate Equities, Inc.	189,255
10,500	Brandywine Realty Trust	177,240
8,000	British Land Co. PLC	71,440
320	Crown Castle International Corp.	340,771
9,500	Granite Point Mortgage Trust, Inc.	174,325
14,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	276,500
2,000	Liberty Property Trust	88,660
2,500	Prologis, Inc.	164,225
3,000	Ventas, Inc.	170,850
1,100	Welltower, Inc.	68,959
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $1,683,341)	1,722,225

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	25

E V E N T I D E G L O B A L D I V I D E N D O P P O R T U N I T I E S F U N D
Portfolio of Investments (Continued) June 30, 2018	3 of 3

Shares		Fair Value

	SHORT-TERM INVESTMENT - 10.0%
1,115,988	Fidelity Investments Money Market Fund - Institutional Class, 1.81% [2]	$1,115,988
	TOTAL SHORT-TERM INVESTMENT (Cost $1,115,988)

	TOTAL INVESTMENTS - 100.6% (Cost $11,659,315)	$11,242,935
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%	(65,678)
	TOTAL NET ASSETS - 100.0%	$11,177,257

LP - Limited Partnership

PLC - Public Limited Company

1.	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 2.2% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

2.	Interest rate reflects seven-day effective yield on June 30, 2018.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	26

E V E N T I D E H E A L T H C A R E & L I F E S C I E N C E S F U N D
Portfolio of Investments June 30, 2018	1 of 3

Shares		Fair Value

	COMMON STOCK - 87.0%
	BIOTECHNOLOGY - 39.6%
113,600	ACADIA Pharmaceuticals, Inc. [1]	$1,734,672
128,900	Acceleron Pharma, Inc. [1]	6,254,228
62,000	Alnylam Pharmaceuticals, Inc. [1]	6,106,380
72,000	AnaptysBio, Inc. [1]	5,114,880
100,000	Argenx SE [1]	8,286,000
275,000	Audentes Therapeutics, Inc. [1]	10,507,750
250,000	Avrobio, Inc. [1]	7,140,000
254,000	BioHaven Pharmaceutical Holding Co. Ltd. [1]	10,038,080
75,000	BioMarin Pharmaceutical, Inc. [1]	7,065,000
68,965	Bluebird Bio, Inc. [1]	10,824,057
150,000	Blueprint Medicines Corp. [1]	9,522,000
120,000	Celgene Corp. [1]	9,530,400
162,000	Eidos Therapeutics, Inc. [1]	3,295,080
36,000	Eiger BioPharmaceuticals, Inc. [1]	439,200
350,000	Endocyte, Inc. [1]	4,830,000
131,000	Exact Sciences Corp. [1]	7,832,490
699,000	Immunomedics, Inc. [1]	16,545,330
115,000	Incyte Corp. [1]	7,705,000
280,000	Iovance Biotherapeutics, Inc. [1]	3,584,000
296,400	Kiniksa Pharmaceuticals Ltd. [1]	5,142,540
95,000	Loxo Oncology, Inc. [1]	16,480,600
147,000	MacroGenics, Inc. [1]	3,035,550
436,364	Magenta Therapeutics, Inc. [1]	5,890,914
68,200	PTC Therapeutics, Inc. [1]	2,300,386
23,000	Regeneron Pharmaceuticals, Inc. [1]	7,934,770
124,000	Sage Therapeutics, Inc. [1]	19,409,720
152,000	Seattle Genetics, Inc. [1]	10,091,280
400,000	Solid Biosciences, Inc.	14,252,000
410,000	Stemline Therapeutics, Inc. [1]	6,580,500
2,265,455	Sunesis Pharmaceuticals, Inc. [1,2,3]	4,802,765
87,400	Ultragenyx Pharmaceutical, Inc. [1]	6,718,438
1,850,000	VBI Vaccines, Inc. [1,2]	5,087,500
930,000	Veracyte, Inc. [1]	8,686,200
83,000	Vertex Pharmaceuticals, Inc. [1]	14,106,680
300,000	Vical, Inc. [1]	345,000
170,400	WaVe Life Sciences, Ltd. [1]	6,517,800
		273,737,190
	HEALTHCARE-PRODUCTS - 0.8%
110,000	Repligen Corp. [1]	5,174,400

	PHARMACEUTICALS - 45.7%
110,000	AbbVie, Inc.	10,191,500
75,000	Agios Pharmaceuticals, Inc. [1]	6,317,250
543,000	Aimmune Therapeutics, Inc. [1]	14,601,270
390,000	Ascendis Pharma A/S [1]	25,942,800
246,000	Catalyst Biosciences, Inc. [1]	2,870,820
863,234	Collegium Pharmaceutical, Inc. [1]	20,588,131

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	27

E V E N T I D E H E A L T H C A R E & L I F E S C I E N C E S F U N D
Portfolio of Investments (Continued) June 30, 2018	2 of 3

Shares		Fair Value

	PHARMACEUTICALS (Cont.) - 45.7%
170,000	DBV Technologies SA [1]	$3,279,300
334,000	Dermira, Inc. [1]	3,072,800
232,996	ESSA Pharma, Inc. [1,2,3]	880,726
741,175	Fennec Pharmaceuticals, Inc. [1,2]	7,737,867
40,000	Galapagos NV [1]	3,687,200
63,500	GW Pharmaceuticals PLC [1]	8,860,790
275,000	InflaRx NV [1]	8,868,750
192,000	Ironwood Pharmaceuticals, Inc. [1]	3,671,040
900,000	KalVista Pharmaceuticals, Inc. [1,2,3]	7,308,000
46,000	Madrigal Pharmaceuticals, Inc. [1]	12,865,740
444,000	Momenta Pharmaceuticals, Inc. [1]	9,079,800
302,000	MyoKardia, Inc. [1]	14,994,300
814,762	Myovant Sciences Ltd. [1,2]	18,633,607
156,000	Neurocrine Biosciences, Inc. [1]	15,325,440
388,000	Ra Pharmaceuticals, Inc. [1]	3,860,600
394,585	Rocket Pharmaceuticals, Inc.	7,745,703
255,000	Sarepta Therapeutics, Inc. [1]	33,705,900
130,000	Supernus Pharmaceuticals, Inc. [1]	7,780,500
150,000	Syros Pharmaceuticals, Inc. [1]	1,531,500
26,000	TESARO, Inc. [1]	1,156,220
475,350	uniQure NV [1]	17,968,230
703,425	Voyager Therapeutics, Inc. [1]	13,744,924
228,000	Xencor, Inc. [1]	8,438,280
478,000	Zogenix, Inc. [1]	21,127,600
		315,836,588
	SOFTWARE - 0.9%
108,200	Cerner Corp. [1]	6,469,278

	TOTAL COMMON STOCK (Cost $417,919,969)	601,217,456

	PREFERRED STOCK - 4.7%
	BIOTECHNOLOGY - 4.6%
678,891	AvroBio, Inc. [1,2,4,5,6]	18,419,670
498,283	Magenta Therapeutics, Inc. [1,2,4,5,6]	6,390,479
21,922,956	Sutro Biopharma, Inc. [1,2,4,5,6]	6,650,000
		31,460,149
	PHARMACEUTICALS - 0.1%
437,500	Entasis Therapeutics Class B [1,2,4,5,6]	245,219
741,525	Entasis Therapeutics Class B1 [1,2,4,5,6]	415,625
		660,844
	TOTAL PREFERRED STOCK (Cost $19,875,109)	32,120,993

	WARRANTS - 0.2%
534,000	ESSA Pharma, Inc. [1,2,3,4]	1,639,380
112,500	Sunesis Pharmaceuticals, Inc. [1,2,3,4]	31,500
	TOTAL WARRANTS (Cost $2,136,000)	1,670,880

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	28

E V E N T I D E H E A L T H C A R E & L I F E S C I E N C E S F U N D
Portfolio of Investments (Continued) June 30, 2018	3 of 3

Shares		Fair Value

	SHORT-TERM INVESTMENTS - 7.8%
12,154,833	Federated Treasury Obligations Fund - Institutional Class, 1.52% [7]	$12,154,833
41,931,994	Fidelity Investments Money Market Fund - Institutional Class, 1.81% [7]	41,931,994
	TOTAL SHORT-TERM INVESTMENTS (Cost $54,086,827)	54,086,827

	TOTAL INVESTMENTS - 99.7% (Cost $494,017,905)	$689,096,156
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%	1,745,954
	TOTAL NET ASSETS - 100.0%	$690,842,110

1.	Non-Income producing security.

2.	Illiquid security. As of June 30, 2018 represented 11.3% of Total Net Assets.

3.	Affiliated company - the Fund holds in excess of 5% of the outstanding voting securities of this company.

4.	Security fair valued as of June 30, 2018 in accordance with the procedures approved by the Board of Trustees. Total value of all such securities as June 30, 2018 amounted to $33,791,873, which represents approximately 4.9% of net assets of the Fund.

5.	Private investment.

6.	Restricted security. See Note 6.

7.	Interest rate reflects seven-day effective yield on June 30, 2018.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	29

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments June 30, 2018	1 of 8

Shares		Fair Value

	COMMON STOCK - 42.8%
	AGRICULTURE - 1.5%
24,000	Bunge Ltd. [1]	$1,673,040

	AUTO MANUFACTURERS - 2.5%
65,000	Honda Motor Co., Ltd. - ADR	1,902,550
25,000	New Flyer Industries, Inc.	932,148
		2,834,698
	AUTO PARTS & EQUIPMENT - 2.6%
65,000	Cie Generale des Establishment Michelin - ADR	1,573,975
22,500	Magna International, Inc.	1,307,925
		2,881,900
	BANKS - 2.6%
81,000	First Hawaiian, Inc.	2,350,620
65,000	Nordea Bank - ADR	620,100
		2,970,720
	BUILDING MATERIALS - 1.7%
59,000	Johnson Controls International PLC [1]	1,973,550

	COMMERCIAL SERVICES - 3.6%
130,000	Atlantia SpA - ADR [2]	1,909,050
50,000	Macquarie Infrastructure Corp.	2,110,000
		4,019,050
	ELECTRIC - 8.5%
110,000	Atlantica Yield PLC	2,219,800
325,000	Cia Energetica de Minas Gerais - ADR	598,000
35,000	EDP - Energias de Portugal - ADR [2]	1,395,450
85,000	EDP - Renovaveis	884,850
110,000	Hydro One Limited [3]	1,675,776
55,000	NRG Yield, Inc.	946,000
70,000	Red Electrica Corp. - ADR	708,400
60,000	SSE PLC - ADR	1,083,900
		9,512,176
	ELECTRICAL COMPONENTS & EQUIPMENT - 2.5%
5,500	Acuity Brands, Inc. [1]	637,285
130,000	Schneider Electric - ADR	2,158,650
		2,795,935
	ENERGY-ALTERNATE SOURCES - 2.5%
80,000	Pattern Energy Group, Inc. [1]	1,500,000
110,000	Terraform Power, Inc.	1,287,000
		2,787,000
	ENGINEERING & CONSTRUCTION - 1.5%
70,000	Vinci SA - ADR	1,675,800

	ENVIRONMENTAL CONTROL - 1.0%
65,000	Covanta Holding Corp.	1,072,500

	HAND/MACHINE TOOLS - 0.3%
2,000	Snap-on, Inc. [1,4]	321,440

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	30

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments (Continued) June 30, 2018	2 of 8

Shares		Fair Value

	INSURANCE – 2.4%
100,000	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen – ADR	$2,092,000
30,090	NN Group NV	608,721
		2,700,721
	MACHINERY-CONSTRUCTION & MINING – 1.8%
95,000	ABB, Ltd. – ADR	2,068,150

	MISCELLANEOUS MANUFACTURING – 1.7%
20,000	Eaton Corp. PLC	1,494,800
5,000	Ingersoll-Rand PLC	448,650
		1,943,450
	OFFICE FURNISHINGS – 1.1%
37,500	Herman Miller, Inc.	1,271,250

	PHARMACEUTICALS – 1.2%
14,000	AbbVie, Inc. [1]	1,297,100

	REAL ESTATE INVESTMENT TRUSTS (REITs) – 0.4%
51,155	British Land Co. PLC – ADR	456,814

	RETAIL – 1.1%
151,000	Kingfisher PLC – ADR	1,191,390

	SEMICONDUCTORS – 1.6%
50,000	Taiwan Semiconductors Manufacturing Co., Ltd. – ADR [1]	1,828,000

	TELECOMMUNICATIONS – 0.7%
100,000	Telefonaktiebolaget LM Ericsson – ADR	767,000

	TOTAL COMMON STOCK (Cost $48,274,219)	48,041,684

	REAL ESTATE INVESTMENT TRUSTS (REITs) – 10.0%
8,000	Alexandria Real Estate Equities, Inc.	1,009,360
104,000	Brandywine Realty Trust	1,755,520
5,000	Crown Castle International Corp. [1]	539,100
72,500	Granite Point Mortgage Trust, Inc.	1,330,375
90,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,777,500
80,000	Lexington Realty Trust	698,400
15,500	Liberty Property Trust	687,115
12,500	Prologis, Inc.	821,125
2,000	Public Storage	453,720
18,500	Ventas, Inc.	1,053,575
16,500	Welltower, Inc. [1]	1,034,385
	TOTAL REAL ESTATE INVESTMENT TRUSTS (REITs) (Cost $10,780,219)	11,160,175

	PREFERRED STOCK – 7.1%
	AGRICULTURE – 1.4%
15,000	Bunge, Ltd., 4.88%, Perpetual	1,605,000

	BANKS – 1.0%
45,000	First Republic Bank, 7.00%, Perpetual	1,156,950

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	31

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments (Continued) June 30, 2018	3 of 8

Shares		Fair Value

	REAL ESTATE INVESTMENT TRUSTS (REITs) – 4.7%
21,500	Annaly Capital Management, Inc., 6.50%, Perpetual, Quarterly US LIBOR +4.1720% [5]	$521,590
21,000	Annaly Capital Management, Inc., 6.95%, Perpetual, Quarterly US LIBOR +4.9930% [5]	532,980
1,035	Crown Castle International Corp., 6.88%, 8/1/2020	1,102,182
77,364	Digital Realty Trust, Inc., 7.38%, Perpetual	2,014,559
40,000	Public Storage, 6.38%, Perpetual	1,044,400
		5,215,711
	TOTAL PREFERRED STOCK (Cost $7,975,506)	7,977,661

	LIMITED PARTNERSHIPS – 8.1%
	ELECTRIC – 2.4%
90,000	Brookfield Renewable Partners LP	2,704,500

	ENERGY-ALTERNATIVE SOURCES – 2.6%
63,500	NextEra Energy Partners LP [1,4]	2,963,545

	GAS – 1.2%
32,000	AmeriGas Partners LP	1,351,040

	PIPELINES – 1.9%
60,000	Spectra Energy Partners LP [1]	2,125,200

	TOTAL LIMITED PARTNERSHIPS (Cost $9,011,025)	9,144,285

Par Value

	CORPORATE BONDS – 17.6%
	AGRICULTURE – 0.1%
$100,000	Bunge Ltd Finance Corp., 3.50%, 11/24/2020	$99,998

	AUTO MANUFACTURERS – 0.6%
700,000	Tesla, Inc., 5.30%, 8/15/2025 [3]	625,625

	AUTO PARTS & EQUIPMENT – 0.5%
400,000	Lear Corp., 5.25%, 1/15/2025	411,794
175,000	Lear Corp., 5.38%, 3/15/2024	181,551
		593,345
	BANKS – 2.4%
400,000	Bank of America Corp., 3.50%, 5/17/2022, Quarterly US LIBOR +0.6300% [5]	400,025
248,000	Bar Harbor Bank & Trust, 2.84%, 6/27/2019	249,148
320,000	BB&T Corp., 2.63%, 6/29/2020	316,682
750,000	Credit Agricole Corporate & Investment Bank SA, 2.90%, 5/25/2021	746,899
290,000	First Horizon National Corp., 3.50%, 12/15/2020	291,133
250,000	Morgan Stanley, 2.20%, 12/7/2018	249,674
175,000	Synovus Financial Corp., 3.13%, 11/1/2022	167,344
325,000	Toronto-Dominion Bank, 1.85%, 9/11/2020	316,741
		2,737,646
	BIOTECHNOLOGY – 0.3%
400,000	Acorda Therapeutics, Inc., 1.75%, 6/15/2021	388,566

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	32

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments (Continued) June 30, 2018	4 of 8

Par Value		Fair Value

	BUILDING MATERIALS – 0.6%
$100,000	Masco Corp., 4.45%, 4/1/2025	$100,477
151,000	Masco Corp., 5.95%, 3/15/2022	161,669
150,000	Masonite International Corp., 5.63%, 3/15/2023 [3]	154,080
265,000	Vulcan Materials Co., 2.95%, 3/1/2021	265,536
		681,762
	COMMERCIAL SERVICES – 1.0%
1,000,000	Local Initiatives Support Corp., 3.01%, 3/1/2022	958,313
165,000	United Rentals North America, Inc., 5.88%, 9/15/2026	167,269
		1,125,582
	COMPUTERS – 0.3%
325,000	Apple, Inc., 2.85%, 2/23/2023	320,136

	DIVERSIFIED FINANCIAL SERVICES – 2.2%
275,000	Air Lease Corp., 2.13%, 1/15/2020	270,019
275,000	E*TRADE Financial Corp., 2.95%, 8/24/2022	266,644
225,000	Eaton Vance Corp., 3.63%, 6/15/2023	226,034
1,337,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc., 4.13%, 9/1/2022	1,286,863
225,000	Intercontinental Exchange, Inc., 3.75%, 12/1/2025	223,661
175,000	Lazard Group LLC, 4.25%, 11/14/2020	178,526
		2,451,747
	ELECTRIC – 1.0%
225,000	Georgia Power Co., 3.25%, 4/1/2026	215,064
325,000	MidAmerican Energy Co., 3.10%, 5/1/2027	313,122
100,000	NRG Yield, Inc., 3.50%, 2/1/2019 [3]	99,740
250,000	NRG Yield Operating LLC, 5.00%, 9/15/2026	239,375
250,000	NRG Yield Operating LLC, 5.38%, 8/15/2024	251,250
		1,118,551
	ENERGY-ALTERNATIVE SOURCES – 0.1%
100,000	Pattern Energy Group, Inc., 4.00%, 7/15/2020	99,996

	ENGINEERING & CONSTRUCTION – 0.1%
170,000	MasTec, Inc., 4.88%, 3/15/2023	165,432

	ENVIRONMENTAL CONTROL – 0.3%
350,000	Convanta Holding Corp., 6.38%, 10/01/2022	358,313

	HOME BUILDERS – 0.1%
100,000	Lennar Corp., 4.75%, 4/1/2021	101,800

	INSURANCE – 0.7%
250,000	Aflac, Inc., 3.25%, 3/17/2025	241,970
250,000	Primerica, Inc., 4.75%, 7/15/2022	256,138
250,000	UNUM Group, 4.00%, 3/15/2024	248,375
		746,483
	IRON/STEEL – 0.2%
250,000	Steel Dynamics, Inc. 5.25%, 4/15/2023	253,125

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	33

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments (Continued) June 30, 2018	5 of 8

Par Value		Fair Value

	MACHINERY-DIVERSIFIED - 0.2%
$100,000	Roper Technologies, Inc., 3.80%, 12/15/2026	$97,154
175,000	Roper Technologies, Inc., 6.25%, 9/1/2019	181,290
		278,444
	MISCELLANEOUS MANUFACTURING – 0.2%
200,000	Eaton Corp., 4.00%, 11/2/2032	199,625

	MULTI – NATIONAL – 0.3%
325,000	European Investment Bank, 2.50%, 10/15/2024	315,634

	PACKAGING & CONTAINERS – 0.3%
125,000	Berry Global, Inc., 5.13%, 7/15/2023	124,375
125,000	Sealed Air Corp., 5.13%, 12/01/2024 [3]	126,562
100,000	WestRock RKT Co., 4.90%, 3/1/2022	104,252
		355,189
	PHARMACEUTICALS – 0.6%
250,000	AbbVie, Inc., 2.50%, 5/14/2020	247,099
500,000	Dermira, Inc., 3.00%, 5/15/2022	413,405
		660,504
	PIPELINES – 0.1%
100,000	Columbia Pipeline Group, Inc., 3.30%, 6/1/2020 [3]	99,632

	PRIVATE EQUITY – 0.2%
200,000	Hercules Capital, Inc., 4.38%, 2/1/2022	199,705

	REAL ESTATE INVESTMENT TRUSTS (REITs) – 4.1%
215,000	Boston Properties LP, 5.63%, 11/15/2020	225,242
350,000	Brandywine Operating Partnership LP, 3.95%, 2/15/2023	348,712
250,000	Brandywine Operating Partnership LP, 4.10%, 10/1/2024	247,175
250,000	Crown Castle International Corp., 3.65%, 9/1/2027	232,984
300,000	Crown Castle International Corp., 5.25%, 1/15/2023	314,668
250,000	Digital Realty Trust LP, 2.75%, 2/1/2023	238,379
250,000	Digital Realty Trust LP, 5.25%, 3/15/2021	260,418
75,000	HCP, Inc., 2.63%, 2/1/2020	74,134
100,000	HCP, Inc., 4.00%, 12/1/2022	100,513
250,000	HCP, Inc., 4.00%, 6/1/2025	245,015
200,000	Healthcare Trust of America, 2.95%, 7/1/2022	193,701
130,000	Highwoods Realty LP, 3.20%, 6/15/2021	128,249
100,000	Kimco Realty Corp., 6.88%, 10/1/2019	104,392
320,000	Lexington Realty Trust, 4.40%, 6/15/2024	315,593
250,000	Mid-America Apartments LP, 3.60%, 6/01/2027	240,062
245,000	Public Storage, 2.37%, 9/15/2022	235,418
215,000	Simon Property Group LP, 3.75%, 2/1/2024	214,448
265,000	Tanger Properties, 3.88%, 7/15/2027	250,037
250,000	Washington Real Estate Investment Trust, 3.95%, 10/15/2022	251,320
290,000	Welltower, Inc., 4.50%, 1/15/2024	295,231
50,000	WP Carey, Inc., 4.60%, 4/1/2024	50,583
		4,566,274

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	34

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments (Continued) June 30, 2018	6 of 8

Par Value		Fair Value

	RETAIL - 0.5%
$250,000	AutoNation, Inc., 3.5%, 11/15/2024	$237,896
160,000	AutoZone, Inc., 4.00%, 11/15/2020	162,778
160,000	Penske Auto Group, Inc., 5.75%, 10/1/2022	162,100
		562,774
	SEMICONDUCTORS - 0.1%
150,000	Amkor Technology, Inc., 6.38%, 10/1/2022	153,187

	TELLECOMMUNICATIONS - 0.3%
300,000	Telefonaktiebolaget LM Ericsson, 4.13%, 5/15/2022	295,788

	TRANSPORTATION - 0.2%
250,000	XPO Logistics, Inc., 6.50%, 6/15/2022 [3]	256,563

	TOTAL CORPORATE BONDS (Cost $20,237,016)	19,811,426

	MUNICIPAL BONDS - 2.7%
	CALIFORNIA - 0.9%
200,000	City of Los Angeles CA Wastewater System Revenue, 3.69%, 6/1/2032	200,532
100,000	City of Napa CA Solid Waste Revenue, 2.33%, 8/1/2025	91,939
675,000	San Francisco City & County Redevelopment Agency, 3.53%, 8/1/2025	666,714
		959,185
	CONNECTICUT - 0.3%
400,000	State of Connecticut, 2.70%, 9/01/2022	389,024

	HAWAII - 0.1%
150,000	City & County of Honolulu HI, 2.52%, 10/1/2026	141,543

	ILLINOIS - 0.5%
500,000	Kane Cook & DuPage etc Counties Community College, 5.63%, 12/15/2031	527,670

	MASSACHUSETTS - 0.0%
30,000	Town of Lancaster MA, 2.85%, 9/15/2019	29,766

	MICHIGAN - 0.0%
25,000	County of Ottawa MI, 7.00%, 5/1/2027	25,895
20,000	Fraser Public School District, 5.45%, 5/1/2020	20,433
		46,328
	NEW JERSEY - 0.3%
315,000	Mainland Regional High School District, 5.38%, 10/15/2025	325,721

	NEW YORK - 0.0%
25,000	City of Auburn NY, 2.63%, 3/1/2020	24,675

	PENNSYLVANIA - 0.4%
400,000	Commonwealth of Pennsylvania, 5.35%, 5/1/2030	413,426

	TEXAS - 0.2%
235,000	Dallas County Schools, 3.45%, 6/1/2022	212,264

	TOTAL MUNICIPAL BONDS (Cost $3,175,814)	3,069,602

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	35

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments (Continued) June 30, 2018	7 of 8

Par Value		Fair Value

	ASSET BACKED SECURITIES - 6.2%
$422,222	FGLMC Collateral, 3.00%, 10/1/2032	$419,585
285,330	FGLMC Collateral, 3.00%, 8/1/2043	278,607
349,774	FGLMC Collateral, 3.50%, 11/1/2044	350,001
161,829	FGLMC Collateral, 3.50%, 9/1/2046	161,383
439,624	FGLMC Collateral, 3.50%, 2/1/2048	437,688
450,000	FGLMC Collateral, 4.00%, 5/1/2032	463,084
195,678	FGLMC Collateral, 4.00%, 11/1/2044	200,359
183,047	FGLMC Collateral, 4.00%, 1/1/2045	187,421
222,477	FGLMC Collateral, 4.00%, 2/1/2045	227,795
348,338	FGLMC Collateral, 4.00%, 11/1/2045	356,660
418,950	FNMA Collateral, 3.00%, 11/1/2032	416,948
146,198	FNMA Collateral, 3.00%, 12/1/2042	142,947
232,389	FNMA Collateral, 3.00%, 7/1/2043	227,210
474,280	FNMA Collateral, 3.50%, 6/1/2027	480,720
127,040	FNMA Collateral, 3.50%, 3/1/2045	126,863
303,725	FNMA Collateral, 3.50%, 1/1/2046	303,301
500,000	FNMA Collateral, 4.00%, 7/1/2033	514,386
331,775	FNMA Collateral, 4.00%, 9/1/2047	338,864
448,014	FNMA Collateral, 4.00%, 11/1/2047	457,588
241,482	FNMA Collateral, 4.50%, 6/1/2044	254,128
142,270	GNMA2 Collateral, 3.00%, 1/20/2046	140,168
120,408	GNMA2 Collateral, 3.50%, 11/20/2045	121,360
147,669	GNMA2 Collateral, 4.00%, 9/20/2045	152,582
243,510	Option One Mortgage Loan Trust, 2.77%, 11/25/2034, Monthly US LIBOR +0.6800%	234,591
	TOTAL ASSET BACKED SECURITIES (Cost $7,160,937)	6,994,239

	COMMERCIAL MORTGAGE BACKED SECURITIES - 0.1%
94,765	WFRBS Commercial Mortgage Trust 2014-LC14, 2.86%, 3/15/2047	94,797
	TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $95,523)	94,797

Shares

	SHORT-TERM INVESTMENTS - 4.9%
2,036,459	Federated Treasury Obligations Fund - Institutional Class, 1.52% [1,6]	$2,036,459
3,492,430	Fidelity Investments Money Market Fund – Institutional Class, 1.81% [6]	3,492,430
	TOTAL SHORT-TERM INVESTMENTS (Cost $5,528,889)	5,528,889

	TOTAL INVESTMENTS – 99.5% (Cost $112,239,148)	$111,822,758
	TOTAL CALL OPTIONS WRITTEN – (0.0)% (Premiums Received $13,982)	(32,575)
	TOTAL PUT OPTIONS WRITTEN – (0.0)% (Premiums Received $48,345)	(29,050)
	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%	549,743
	TOTAL NET ASSETS – 100.0%	$112,310,876

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	36

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Portfolio of Investments (Continued) June 30, 2018	8 of 8

			Notional Value at
Contracts [7]		Counterparty	June 30, 2018	Fair Value

	SCHEDULE OF CALL OPTIONS WRITTEN - (0.0)% [8]
50	NextEra Energy Partners LP
	July 2018, Exercise Price $45.00	Interactive Brokers	225,000	$11,375
20	Snap-On, Inc.
	September 2018, Exercise Price $155.00	Interactive Brokers	310,000	21,200
	TOTAL CALL OPTIONS WRITTEN (Premiums Received $13,982)			$32,575

	SCHEDULE OF PUT OPTIONS WRITTEN - (0.0)% [8]
50	Celgene Corp.
	August 2018, Exercise Price $75.00	Interactive Brokers	375,000	$8,300
50	Celgene Corp.
	August 2018, Exercise Price $80.00	Interactive Brokers	400,000	18,250
25	Digital Realty Trust, Inc.
	October 2018, Exercise Price $95.00	Interactive Brokers	237,500	2,500
	TOTAL PUT OPTIONS WRITTEN (Premiums Received $48,345)			$29,050

ADR - American Depositary Receipts

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

1.	All or a portion of the security is segregated as collateral for options written.

2.	Illiquid security. As of June 30, 2018 represented 2.9% of Total Net Assets.

3.	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 2.7% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

4.	Subject to written options.

5.	Variable rate, rate shown represents the rate at June 30, 2018.

6.	Interest rate reflects seven-day effective yield on June 30, 2018.

7.	Each contract is equivalent to 100 shares of the underlying common stock.

8.	Non-Income producing security.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	37

E V E N T I D E F U N D S
Statements of Assets and Liabilities June 30, 2018	1 of 2

		Eventide Global	Eventide	Eventide Multi-
	Eventide Gilead	Dividend	Healthcare & Life	Asset Income
	Fund	Opportunity Fund	Sciences Fund	Fund

ASSETS
Investment securities:
Unaffiliated investments at cost	$1,396,062,671	$11,659,315	$477,160,778	$112,239,148
Affiliated investments at cost	9,138,452	—	16,857,127	—
Investments at cost	1,405,201,123	11,659,315	494,017,905	112,239,148
Unaffiliated investments at value	$1,940,393,922	$11,242,935	$674,433,785	$111,822,758
Affiliated investments at value	2,077,023	—	14,662,371	—
Total investments at value	1,942,470,945	11,242,935	689,096,156	111,822,758
Cash held at custodian	329,875	5,490	132,320	48,409
Cash held at broker	—	—	—	567,457
Receivable for securities sold	—	—	12,557,657	—
Receivable for Fund shares sold	2,564,749	24,643	2,619,811	381,918
Dividends and interest receivable	1,121,363	70,269	65,157	696,940
Due from Management	—	5,702	—	—
Prepaid expenses and other assets	92,883	9,989	87,623	60,770
TOTAL ASSETS	1,946,579,815	11,359,028	704,558,724	113,578,252

LIABILITIES
Due to custodian	—	9,444	—	—
Options Written, at value (Premiums received - $0, $0, $0, $62,327)	—	—	—	61,625
Payable for investments purchased	33,579,267	140,296	12,358,608	749,162
Management fees payable	1,574,342	—	594,928	56,615
Distribution (12b-1) fees payable	1,430,300	2,067	334,368	57,516
Payable for Fund shares repurchased	1,143,048	—	361,795	315,440
Payable to related parties	140,067	6,562	38,073	7,082
Accrued expenses and other liabilities	61,634	23,402	28,842	19,936
TOTAL LIABILITIES	37,928,658	181,771	13,716,614	1,267,376
NET ASSETS	$1,908,651,157	$11,177,257	$690,842,110	$112,310,876

Composition of Net Assets:
Paid in capital	$1,350,628,411	$11,601,186	$473,016,450	$111,688,567
Accumulated net investment income (loss)	8,691,059	19,844	(3,716,227)	856,333
Accumulated net realized gain (loss) from investments and foreign currency transactions	12,061,865	(27,386)	26,463,636	181,858
Net unrealized appreciation on investments and foreign currency translations	537,269,822	(416,387)	195,078,251	(415,882)
NET ASSETS	$1,908,651,157	$11,177,257	$690,842,110	$112,310,876

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	38

E V E N T I D E F U N D S
Statements of Assets and Liabilities (Continued) June 30, 2018	2 of 2

		Eventide Global	Eventide	Eventide Multi-
	Eventide Gilead	Dividend	Healthcare & Life	Asset Income
	Fund	Opportunity Fund	Sciences Fund	Fund

Net Asset Value Per Share:
Class N Shares:
Net Assets	$435,526,230	$4,929,056	$93,030,169	$17,027,904
Shares of beneficial interest outstanding [1]	11,522,106	510,328	2,695,334	1,610,106
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share [2]	$37.80	$9.66	$34.52	$10.58

Class A Shares:
Net Assets	$274,256,703	$510,785	$133,328,694	$11,864,315
Shares of beneficial interest outstanding [1]	7,282,189	$52,924	3,876,063	1,121,998
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share [2]	$37.66	$9.65	$34.40	$10.57

Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$39.96	$10.24	$36.50	$11.21

Class C Shares:
Net Assets	$230,289,938	$299,140	$75,025,410	$6,654,269
Shares of beneficial interest outstanding [1]	6,549,425	30,978	2,273,516	630,704
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share [2]	$35.16	$9.66	$33.00	$10.55

Class I Shares:
Net Assets	$968,578,286	$5,438,276	$389,457,837	$76,764,388
Shares of beneficial interest outstanding [1]	25,198,370	562,662	11,166,690	7,258,358
Net asset value (Net Assets ÷ Shares Outstanding), offering price, and redemption price per share [2]	$38.44	$9.67	$34.88	$10.58

1.	Unlimited number of shares of beneficial interest authorized, no par value.

2.	Redemptions made in the Eventide Healthcare & Life Sciences Fund within 180 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	39

E V E N T I D E F U N D S
Statements of Operations For the Year or Period Ended June 30, 2018	1 of 2

		Eventide Global	Eventide
		Dividend	Healthcare	Eventide Multi-
	Eventide	Opportunity	& Life Sciences	Asset
	Gilead Fund	Fund [1]	Fund	Income Fund

INVESTMENT INCOME
Unaffiliated dividend income	$17,965,140	$217,714	$755,927	$3,345,191
Affiliated dividend income	1,555,779	—	—	—
Interest	20,830	10,723	—	849,803
Less: Foreign dividend withholding taxes	(172,102)	(18,242)	—	(121,520)
TOTAL INVESTMENT INCOME	19,369,647	210,195	755,927	4,073,474

EXPENSES
Management fees	15,830,547	32,905	5,317,778	706,440
Distribution (12b-1) fees:
Class N	722,416	1,872	110,989	28,193
Class A	833,710	453	306,803	36,778
Class C	2,056,168	697	587,963	66,867
Non 12b-1 shareholder servicing fees	1,100,171	3,665	289,376	64,453
Administrative fees	882,279	19,400	277,009	89,549
Management services fees	475,565	5,058	147,964	33,779
Printing and postage expenses	230,837	8,958	69,049	19,576
Custodian fees	87,915	4,621	34,415	13,582
Registration fees	63,700	16,260	54,750	57,150
Compliance officer fees	47,488	6,846	20,366	16,231
Insurance expense	27,947	71	7,010	1,671
Audit fees	25,000	12,250	16,746	14,250
Legal fees	15,723	11,732	18,412	10,526
Trustees fees and expenses	10,714	7,538	10,705	10,666
Interest expense	—	—	52,518	6,661
Other expenses	6,688	4,411	3,039	6,953
TOTAL EXPENSES	22,416,868	136,737	7,324,892	1,183,325

Less: Fees waived/reimbursed by the Manager	—	(90,311)	—	(124,623)
NET EXPENSES	22,416,868	46,426	7,324,892	1,058,702

NET INVESTMENT INCOME (LOSS)	(3,047,221)	163,769	(6,568,965)	3,014,772

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Unaffiliated investments	126,601,071	(33,862)	62,844,629	1,133,183
Affiliated investments	(2,877,118)	—	(6,349,686)	—
Options written	—	—	—	86,146
Securities sold short	—	—	184,838	—
Foreign currency transactions	—	(9)	—	(46)
Net realized gain (loss)	123,723,953	(33,871)	56,679,781	1,219,283

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	40

E V E N T I D E F U N D S
Statements of Operations (Continued) For the Year or Period Ended June 30, 2018	2 of 2

		Eventide Global	Eventide
		Dividend	Healthcare	Eventide Multi-
	Eventide	Opportunity	& Life Sciences	Asset
	Gilead Fund	Fund [1]	Fund	Income Fund

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	$241,897,052	$(416,380)	$133,681,674	$(4,646,427)
Affiliated investments (See Note 5)	(1,944,954)	—	4,909,259	—
Foreign currency transactions	—	(7)	—	(194)
Options written	—	—	—	(10,332)
Net change in unrealized appreciation (depreciation)	239,952,098	(416,387)	138,590,933	(4,656,953)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	363,676,051	(450,258)	195,270,714	(3,437,670)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$360,628,830	$(286,489)	$188,701,749	$(422,898)

1.	Eventide Global Opportunity Fund commenced operations on September 29, 2017

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	41

E V E N T I D E G I L E A D F U N D
Statements of Changes in Net Assets	1 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017

FROM OPERATIONS
Net investment loss	$(3,047,221)	$(2,045,242)
Net realized gain from investments	123,723,953	10,626,182
Net change in unrealized appreciation on investments	239,952,098	325,874,179
Net increase in net assets resulting from operations	360,628,830	334,455,119

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	113,401,263	54,595,907
Class A	72,619,847	91,203,495
Class C	36,504,235	19,778,519
Class I	570,848,828	190,097,696
Payments for shares repurchased:
Class N	(87,037,562)	(164,394,488)
Class A	(330,573,397)	(326,977,761)
Class C	(42,595,236)	(69,394,036)
Class I	(154,912,817)	(159,226,100)
Net increase (decrease) in net assets from shares of beneficial interest	178,255,161	(364,316,768)

TOTAL INCREASE (DECREASE) IN NET ASSETS	538,883,991	(29,861,649)

NET ASSETS
Beginning of Year	1,369,767,166	1,399,628,815
End of Year *	$1,908,651,157	$1,369,767,166
* Includes accumulated net investment income of:	$8,691,059	$6,503,240

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	42

E V E N T I D E G I L E A D F U N D
Statements of Changes in Net Assets (Continued)	2 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
SHARE ACTIVITY
Class N:
Shares Sold	3,209,669	2,033,681
Shares Repurchased	(2,611,863)	(6,311,602)
Net increase (decrease) in shares of beneficial interest outstanding	597,806	(4,277,921)

Class A:
Shares Sold	2,171,844	3,442,504
Shares Repurchased	(10,016,679)	(12,271,562)
Net decrease in shares of beneficial interest outstanding	(7,844,835)	(8,829,058)

Class C:
Shares Sold	1,123,570	787,278
Shares Repurchased	(1,361,735)	(2,771,746)
Net decrease in shares of beneficial interest outstanding	(238,165)	(1,984,468)

Class I:
Shares Sold	16,544,069	6,786,922
Shares Repurchased	(4,462,320)	(5,987,920)
Net increase in shares of beneficial interest outstanding	12,081,749	799,002

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	43

E V E N T I D E G L O B A L D I V I D E N D O P P O R T U N I T I E S F U N D
Statements of Changes in Net Assets	1 of 2

For the
Period Ended
June 30, 2018 [1]

FROM OPERATIONS
Net investment income	$163,769
Net realized loss from investments	(33,871)
Net change in unrealized depreciation on investments	(416,387)
Net decrease in net assets resulting from operations	(286,489)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class N	(105)
Class A	(31)
Class C	(1)
Class I	(2,777)
From net investment income:
Class N	(50,054)
Class A	(5,526)
Class C	(2,485)
Class I	(76,461)
Total distributions to shareholders	(137,440)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	5,050,076
Class A	551,480
Class C	306,964
Class I	7,643,281
Net asset value of shares issued in reinvestment of distributions:
Class N	48,672
Class A	4,950
Class C	2,109
Class I	58,861
Payments for shares repurchased:
Class N	(41,182)
Class A	(24,985)
Class I	(1,999,040)
Net increase in net assets from shares of beneficial interest	11,601,186

TOTAL INCREASE IN NET ASSETS	11,177,257

NET ASSETS
Beginning of Period	—
End of Period *	$11,177,257
* Includes accumulated net investment income of:	$19,844

1.	Eventide Global Dividend Opportunities Fund commenced on September 29, 2017

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	44

E V E N T I D E G L O B A L D I V I D E N D O P P O R T U N I T I E S F U N D
Statements of Changes in Net Assets (Continued)	2 of 2

For the
Period Ended
June 30, 2018 [1]

SHARE ACTIVITY
Class N:
Shares Sold	509,392
Shares Reinvested	5,060
Shares Repurchased	(4,124)
Net increase in shares of beneficial interest outstanding	510,328

Class A:
Shares Sold	54,962
Shares Reinvested	514
Shares Repurchased	(2,552)
Net increase in shares of beneficial interest outstanding	52,924

Class C:
Shares Sold	30,759
Shares Reinvested	219
Net increase in shares of beneficial interest outstanding	30,978

Class I:
Shares Sold	759,832
Shares Reinvested	6,092
Shares Repurchased	(203,262)
Net increase in shares of beneficial interest outstanding	562,662

1.	Eventide Global Dividend Opportunities Fund commenced on September 29, 2017

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	45

E V E N T I D E H E A L T H C A R E & L I F E S C I E N C E S F U N D
Statements of Changes in Net Assets	1 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017

FROM OPERATIONS
Net investment loss	$(6,568,965)	$(4,966,741)
Net realized gain (loss) from investments	56,679,781	(9,038,281)
Net change in unrealized appreciation on investments	138,590,933	85,989,694
Net increase in net assets resulting from operations	188,701,749	71,984,672

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class N	(624,786)	—
Class A	(1,368,392)	—
Class C	(760,491)	—
Class I	(3,062,320)	—
Total distributions to shareholders	(5,815,989)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	53,266,051	11,772,111
Class A	42,580,063	37,747,800
Class C	16,551,930	8,656,649
Class I	224,461,571	77,509,623
Net asset value of shares issued in reinvestment of distributions:
Class N	560,992	—
Class A	1,233,805	—
Class C	688,515	—
Class I	2,465,608	—
Redemption fee proceeds:
Class N	93,846	5,833
Class A	60,964	24,125
Class C	2,859	7,726
Class I	42,399	15,928
Payments for shares repurchased:
Class N	(18,704,432)	(22,388,753)
Class A	(100,797,023)	(80,856,677)
Class C	(13,243,787)	(13,565,421)
Class I	(57,617,723)	(36,195,625)
Net increase (decrease) in net assets from shares of beneficial interest	151,645,638	(17,266,681)

TOTAL INCREASE IN NET ASSETS	334,531,398	54,717,991

NET ASSETS
Beginning of Year	356,310,712	301,592,721
End of Year *	$690,842,110	$356,310,712
* Includes accumulated net investment loss of:	$(3,716,227)	$(2,478,890)

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	46

E V E N T I D E H E A L T H C A R E & L I F E S C I E N C E S F U N D
Statements of Changes in Net Assets (Continued)	2 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017

SHARE ACTIVITY
Class N:
Shares Sold	1,719,131	556,281
Shares Reinvested	20,400	—
Shares Repurchased	(640,441)	(1,075,034)
Net increase (decrease) in shares of beneficial interest outstanding	1,099,090	(518,753)

Class A:
Shares Sold	1,440,437	1,782,152
Shares Reinvested	45,029	—
Shares Repurchased	(3,555,179)	(3,822,100)
Net decrease in shares of beneficial interest outstanding	(2,069,713)	(2,039,948)

Class C:
Shares Sold	569,593	417,214
Shares Reinvested	26,080	—
Shares Repurchased	(489,643)	(662,415)
Net increase (decrease) in shares of beneficial interest outstanding	106,030	(245,201)

Class I:
Shares Sold	7,479,883	3,584,372
Shares Reinvested	88,819	—
Shares Repurchased	(1,964,706)	(1,701,577)
Net increase in shares of beneficial interest outstanding	5,603,996	1,882,795

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	47

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Statements of Changes in Net Assets	1 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017

FROM OPERATIONS
Net investment income	$3,014,772	$1,490,461
Net realized gain from investments, options written and foreign securities transactions	1,219,283	1,335,317
Distributions of long term capital gains from underlying investment companies	—	844
Net change in unrealized appreciation (depreciation) on investments and options written	(4,656,953)	2,875,729
Net increase (decrease) in net assets resulting from operations	(422,898)	5,702,351

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class N	(196,604)	(17,636)
Class A	(167,545)	(42,185)
Class C	(93,082)	(9,523)
Class I	(816,509)	(73,137)
From net investment income:
Class N	(476,692)	(234,599)
Class A	(451,854)	(506,818)
Class C	(174,572)	(81,055)
Class I	(2,210,456)	(982,617)
Total distributions to shareholders	(4,587,314)	(1,947,570)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class N	10,631,009	8,127,377
Class A	5,989,673	20,568,054
Class C	3,325,477	4,349,006
Class I	58,022,065	38,636,467
Net asset value of shares issued in reinvestment of distributions:
Class N	431,504	150,434
Class A	533,431	491,836
Class C	250,732	85,215
Class I	2,249,069	906,263
Payments for shares repurchased:
Class N	(4,136,644)	(1,909,720)
Class A	(14,366,242)	(10,169,540)
Class C	(2,465,535)	(1,256,385)
Class I	(23,748,552)	(15,656,627)
Net increase in net assets from shares of beneficial interest	36,715,987	44,322,380

TOTAL INCREASE IN NET ASSETS	31,705,775	48,077,161

NET ASSETS
Beginning of Year	80,605,101	32,527,940
End of Year *	$112,310,876	$80,605,101
* Includes accumulated net investment income of:	$856,333	$367,551

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	48

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Statements of Changes in Net Assets (Continued)	2 of 2

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017

SHARE ACTIVITY
Class N:
Shares Sold	970,838	768,375
Shares Reinvested	39,483	14,087
Shares Repurchased	(379,908)	(180,438)
Net increase in shares of beneficial interest outstanding	630,413	602,024

Class A:
Shares Sold	542,424	1,938,632
Shares Reinvested	48,578	46,188
Shares Repurchased	(1,286,590)	(954,149)
Net increase (decrease) in shares of beneficial interest outstanding	(695,588)	1,030,671

Class C:
Shares Sold	302,924	408,020
Shares Reinvested	22,933	7,966
Shares Repurchased	(228,076)	(118,390)
Net increase in shares of beneficial interest outstanding	97,781	297,596

Class I:
Shares Sold	5,238,905	3,623,060
Shares Reinvested	205,647	84,892
Shares Repurchased	(2,153,141)	(1,491,391)
Net increase in shares of beneficial interest outstanding	3,291,411	2,216,561

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	49

E V E N T I D E G I L E A D F U N D
Financial Highlights (Class N) June 30, 2018

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class N
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$29.99	$23.38	$29.19	$24.74	$18.47
Activity from investment operations:
Net investment loss [1]	(0.06)	(0.02)	(0.10)	(0.14)	(0.10)
Net realized and unrealized gain (loss) on investments	7.87	6.63	(5.42)	4.63	6.53
Total from investment operations	7.81	6.61	(5.52)	4.49	6.43
Less distributions from:
Net realized gains	—	—	(0.29)	(0.04)	(0.16)
Total distributions	—	—	(0.29)	(0.04)	(0.16)
Paid-in-Capital from Redemption Fees [1]	—	—	—	0.00 [6]	—
Net asset value, end of year	$37.80	$29.99	$23.38	$29.19	$24.74
Total return [2]	26.04%	28.27%	(18.99)%	18.20%	34.92%
Net assets, at end of year (000s)	$435,526	$327,587	$355,450	$659,296	$290,591
Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4]	1.39%	1.40%	1.39%	1.35%	1.43%
Ratio of net expenses to average net assets after expense reimbursement or recapture [4]	1.39%	1.40%	1.39%	1.35%	1.50%
Ratio of net investment loss to average net assets [4,5]	(0.16)%	(0.06)%	(0.36)%	(0.51)%	(0.43)%
Portfolio Turnover Rate	24%	26%	28%	21%	17%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	50

E V E N T I D E G I L E A D F U N D
Financial Highlights (Class A) June 30, 2018

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$29.89	$23.32	$29.13	$24.69	$18.44
Activity from investment operations:
Net investment loss [1]	(0.07)	(0.03)	(0.10)	(0.15)	(0.11)
Net realized and unrealized gain (loss) on investments	7.84	6.60	(5.42)	4.63	6.52
Total from investment operations	7.77	6.57	(5.52)	4.48	6.41
Less distributions from:
Net realized gains	—	—	(0.29)	(0.04)	(0.16)
Total distributions	—	—	(0.29)	(0.04)	(0.16)
Net asset value, end of year	$37.66	$29.89	$23.32	$29.13	$24.69
Total return (2)	26.00%	28.17%	(19.03)%	18.15%	34.87%
Net assets, at end of year (000s)	$274,257	$452,153	$558,602	$692,671	$263,436
Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4]	1.44%	1.45%	1.44%	1.40%	1.48%
Ratio of net expenses to average net assets after expense reimbursement or recapture [4]	1.44%	1.45%	1.44%	1.40%	1.55%
Ratio of net investment loss to average net assets [4,5]	(0.21)%	(0.12)%	(0.41)%	(0.56)%	(0.46)%
Portfolio Turnover Rate	24%	26%	28%	21%	17%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any, and also does not reflect the impact of sales charges.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	51

E V E N T I D E G I L E A D F U N D
Financial Highlights (Class C) June 30, 2018

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2018	2017	2016	2015	2014

Net asset value, beginning of year	$28.12	$22.10	$27.83	$23.77	$17.91
Activity from investment operations:
Net investment loss [1]	(0.31)	(0.21)	(0.27)	(0.34)	(0.27)
Net realized and unrealized gain (loss) on investments	7.35	6.23	(5.17)	4.44	6.29
Total from investment operations	7.04	6.02	(5.44)	4.10	6.02
Less distributions from:
Net realized gains	—	—	(0.29)	(0.04)	(0.16)
Total distributions	—	—	(0.29)	(0.04)	(0.16)
Paid-in-Capital From Redemption Fees [1]	—	—	—	0.00 [6]	—
Net asset value, end of year	$35.16	$28.12	$22.10	$27.83	$23.77
Total return [2]	25.04%	27.24%	(19.63)%	17.25%	33.72%
Net assets, at end of year (000s)	$230,290	$190,858	$193,872	$184,202	$54,891
Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4]	2.19%	2.20%	2.19%	2.15%	2.23%
Ratio of net expenses to average net assets after expense reimbursement or recapture [4]	2.19%	2.20%	2.19%	2.15%	2.30%
Ratio of net investment loss to average net assets [4,5]	(0.96)%	(0.86)%	(1.16)%	(1.31)%	(1.20)%
Portfolio Turnover Rate	24%	26%	28%	21%	17%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	52

E V E N T I D E G I L E A D F U N D
Financial Highlights (Class I) June 30, 2018

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$30.43	$23.68	$29.50	$24.95	$18.59
Activity from investment operations:
Net investment income (loss) [1]	0.01	0.04	(0.04)	(0.09)	(0.05)
Net realized and unrealized gain (loss) on investments	8.00	6.71	(5.49)	4.68	6.57
Total from investment operations	8.01	6.75	(5.53)	4.59	6.52
Less distributions from:
Net realized gains	—	—	(0.29)	(0.04)	(0.16)
Total distributions	—	—	(0.29)	(0.04)	(0.16)
Paid-in-Capital From Redemption Fees [1]	—	—	—	0.00 [6]	—
Net asset value, end of year	$38.44	$30.43	$23.68	$29.50	$24.95
Total return (2)	26.32%	28.51%	(18.82)%	18.45%	35.18%
Net assets, at end of year (000s)	$968,578	$399,169	$291,704	$401,133	$117,243
Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4]	1.19%	1.20%	1.19%	1.15%	1.23%
Ratio of net expenses to average net assets after expense reimbursement or recapture [4]	1.19%	1.20%	1.19%	1.15%	1.30%
Ratio of net investment income (loss) to average net assets [4,5]	0.03%	0.14%	(0.16)%	(0.32)%	(0.20)%
Portfolio Turnover Rate	24%	26%	28%	21%	17%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	Amount represents less than $0.01 per share.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	53

E V E N T I D E G L O B A L D I V I D E N D O P P O R T U N I T I E S F U N D
Financial Highlights (Class N) June 30, 2018

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class N
	Period Ended
	June 30,
	2018 [8]

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income [1]	0.33
Net realized and unrealized loss on investments	(0.52)
Total from investment operations	(0.19)
Less distributions from:
Net investment income	(0.14)
Net realized gains	(0.01)
Total distributions	(0.15)
Net asset value, end of period	$9.66
Total return [2]	(1.87	)% [6]
Net assets, at end of period (000s)	$4,929
Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4]	3.30	% [7]
Ratio of net expenses to average net assets after expense reimbursement or recapture [4]	1.15	% [7]
Ratio of net investment income to average net assets [4,5]	4.43	% [7]
Portfolio Turnover Rate	13	% [6]

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Eventide Global Dividend Opportunity Fund commenced on September 29, 2017.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	54

E V E N T I D E G L O B A L D I V I D E N D O P P O R T U N I T I E S F U N D
Financial Highlights (Class A) June 30, 2018

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class A
	Period Ended
	June 30,
	2018 [8]

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income [1]	0.27
Net realized and unrealized loss on investments	(0.47)
Total from investment operations	(0.20)
Less distributions from:
Net investment income	(0.14)
Net realized gains	(0.01)
Total distributions	(0.15)
Net asset value, end of period	$9.65
Total return [2]	(2.01	)% [6]
Net assets, at end of period (000s)	$511
Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4]	3.35	% [7]
Ratio of net expenses to average net assets after expense reimbursement or recapture [4]	1.20	% [7]
Ratio of net investment income to average net assets [4,5]	3.58	% [7]
Portfolio Turnover Rate	13	% [6]

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Eventide Global Dividend Opportunity Fund commenced on September 29, 2017.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	55

E V E N T I D E G L O B A L D I V I D E N D O P P O R T U N I T I E S F U N D
Financial Highlights (Class C) June 30, 2018

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class C
	Period Ended
	June 30,
	2018 [8]

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income [1]	0.25
Net realized and unrealized loss on investments	(0.49)
Total from investment operations	(0.24)
Less distributions from:
Net investment income	(0.09)
Net realized gains	(0.01)
Total distributions	(0.10)
Net asset value, end of period	$9.66
Total return [2]	(2.37	)% [6]
Net assets, at end of period(000s)	$299
Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4]	4.10	% [7]
Ratio of net expenses to average net assets after expense reimbursement or recapture [4]	1.95	% [7]
Ratio of net investment income to average net assets [4,5]	3.39	% [7]
Portfolio Turnover Rate	13	% [6]

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Eventide Global Dividend Opportunity Fund commenced on September 29, 2017.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	56

E V E N T I D E G L O B A L D I V I D E N D O P P O R T U N I T I E S F U N D
Financial Highlights (Class I) June 30, 2018

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Class I
	Period Ended
	June 30,
	2018 [8]

Net asset value, beginning of period	$10.00
Activity from investment operations:
Net investment income [1]	0.26
Net realized and unrealized loss on investments	(0.43)
Total from investment operations	(0.17)
Less distributions from:
Net investment income	(0.15)
Net realized gains	(0.01)
Total distributions	(0.16)
Net asset value, end of period	$9.67
Total return [2]	(1.68	)% [6]
Net assets, at end of period (000s)	$5,438
Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4]	3.10	% [7]
Ratio of net expenses to average net assets after expense reimbursement or recapture [4]	0.95	% [7]
Ratio of net investment income to average net assets [4,5]	3.35	% [7]
Portfolio Turnover Rate	13	% [6]

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Eventide Global Dividend Opportunity Fund commenced on September 29, 2017.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	57

E V E N T I D E H E A L T H C A R E & L I F E S C I E N C E S F U N D
Financial Highlights (Class N) June 30, 2018

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class N
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$23.41		$18.70	$26.15	$17.53	$12.50
Activity from investment operations:
Net investment loss [1]	(0.40)		(0.30)	(0.30)	(0.31)	(0.26)
Net realized and unrealized gain (loss) on investments	11.87		5.01	(6.90)	8.91	5.25
Total from investment operations	11.47		4.71	(7.20)	8.60	4.99
Less distributions from:
Net realized gains	(0.37)		—	(0.29)	—	—
Total distributions	(0.37)		—	(0.29)	—	—
Paid-in-Capital From Redemption Fees [1]	0.01		0.00 [6]	0.04	0.02	0.04
Net asset value, end of year	$34.52		$23.41	$18.70	$26.15	$17.53
Total return [2]	49.45	% [7]	25.19%	(27.64)%	49.23%	40.24%
Net assets, at end of year (000s)	$93,030		$37,369	$39,558	$42,632	$15,646
Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4,8]	1.50%		1.54%	1.52%	1.50%	1.69%
Ratio of net expenses to average net assets after expense reimbursement or recapture [4,8]	1.50%		1.54%	1.52%	1.53%	1.63%
Ratio of net investment loss to average net assets [4,5,8]	(1.35)%		(1.42)%	(1.42)%	(1.46)%	(1.52)%
Portfolio Turnover Rate	43%		27%	28%	26%	33%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	Amount represents less than $0.01 per share.

7.	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

8.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	58

E V E N T I D E H E A L T H C A R E & L I F E S C I E N C E S F U N D
Financial Highlights (Class A) June 30, 2018

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class A
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2018		2017	2016	2015	2014
Net asset value, beginning of year	$23.33		$18.65	$26.09	$17.50	$12.48
Activity from investment operations:
Net investment loss [1]	(0.40)		(0.31)	(0.31)	(0.32)	(0.26)
Net realized and unrealized gain (loss) on investments	11.83		4.99	(6.88)	8.89	5.24
Total from investment operations	11.43		4.68	(7.19)	8.57	4.98
Less distributions from:
Net realized gains	(0.37)		—	(0.29)	—	—
Total distributions	(0.37)		—	(0.29)	—	—
Paid-in-Capital From Redemption Fees [1]	0.01		0.00 [6]	0.04	0.02	0.04
Net asset value, end of year	$34.40		$23.33	$18.65	$26.09	$17.50
Total return [2]	49.45	% [7]	25.09%	(27.64)%	49.09%	40.22%
Net assets, at end of year (000s)	$133,329		$138,722	$148,927	$148,921	$64,239
Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4,8]	1.55%		1.59%	1.57%	1.55%	1.74%
Ratio of net expenses to average net assets after expense reimbursement or recapture [4,8]	1.55%		1.59%	1.57%	1.58%	1.68%
Ratio of net investment loss to average net assets [4,5,8]	(1.40)%		(1.47)%	(1.47)%	(1.51)%	(1.57)%
Portfolio Turnover Rate	43%		27%	28%	26%	33%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	Amount represents less than $0.01 per share.

7.	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

8.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	59

E V E N T I D E H E A L T H C A R E & L I F E S C I E N C E S F U N D
Financial Highlights (Class C) June 30, 2018

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class C
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$22.57		$18.18	$25.62	$17.31	$12.44
Activity from investment operations:
Net investment loss [1]	(0.60)		(0.45)	(0.46)	(0.48)	(0.38)
Net realized and unrealized gain (loss) on investments	11.39		4.84	(6.72)	8.77	5.21
Total from investment operations	10.79		4.39	(7.18)	8.29	4.83
Less distributions from:
Net realized gains	(0.37)		—	(0.29)	—	—
Total distributions	(0.37)		—	(0.29)	—	—
Paid-in-Capital From Redemption Fees [1]	0.01		0.00 [6]	0.03	0.02	0.04
Net asset value, end of year	$33.00		$22.57	$18.18	$25.62	$17.31
Total return [2]	48.27	% [7]	24.15%	(28.15)%	48.01%	39.15%
Net assets, at end of year (000s)	$75,025		$48,916	$43,851	$40,277	$12,201
Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4,8]	2.30%		2.34%	2.32%	2.30%	2.49%
Ratio of net expenses to average net assets after expense reimbursement or recapture [4,8]	2.30%		2.34%	2.32%	2.33%	2.43%
Ratio of net investment loss to average net assets [4,5,8]	(2.15)%		(2.22)%	(2.22)%	(2.26)%	(2.32)%
Portfolio Turnover Rate	43%		27%	28%	26%	33%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	Amount represents less than $0.01 per share.

7.	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

8.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	60

E V E N T I D E H E A L T H C A R E & L I F E S C I E N C E S F U N D
Financial Highlights (Class I) June 30, 2018

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Years Presented

	Class I
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2018		2017	2016	2015	2014

Net asset value, beginning of year	$23.60		$18.82	$26.26	$17.57	$12.50
Activity from investment operations:
Net investment loss [1]	(0.34)		(0.26)	(0.26)	(0.27)	(0.22)
Net realized and unrealized gain (loss) on investments	11.98		5.04	(6.93)	8.94	5.25
Total from investment operations	11.64		4.78	(7.19)	8.67	5.03
Less distributions from:
Net realized gains	(0.37)		—	(0.29)	—	—
Total distributions	(0.37)		—	(0.29)	—	—
Paid-in-Capital From Redemption Fees [1]	0.01		0.00 [6]	0.04	0.02	0.04
Net asset value, end of year	$34.88		$23.60	$18.82	$26.26	$17.57
Total return [2]	49.77	% [7]	25.40%	(27.46)%	49.46%	40.56%
Net assets, at end of year (000s)	$389,458		$131,304	$69,257	$70,382	$26,301
Ratio of gross expenses to average net assets before expense reimbursement or recapture [3,4,8]	1.30%		1.34%	1.32%	1.30%	1.49%
Ratio of net expenses to average net assets after expense reimbursement or recapture [4,8]	1.30%		1.34%	1.32%	1.33%	1.43%
Ratio of net investment loss to average net assets [4,5,8]	(1.15)%		(1.23)%	(1.22)%	(1.26)%	(1.32)%
Portfolio Turnover Rate	43%		27%	28%	26%	33%

1.	Per share amounts calculated using the average shares method.

2.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

3.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements/recapture by the manager.

4.	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

5.	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

6.	Amount represents less than $0.01 per share.

7.	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

8.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	61

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Financial Highlights (Class N) June 30, 2018

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

	Class N
	Year	Year	Period
	Ended	Ended	Ended
	June 30,	June 30,	June 30,
	2018	2017	2016 [1]

Net asset value, beginning of period	$11.05	$10.32	$10.00
Activity from investment operations:
Net investment income [2]	0.34	0.26	0.27
Net realized and unrealized gain (loss) on investments	(0.30)	0.79	0.21
Total from investment operations	0.04	1.05	0.48
Less distributions from:
Net investment income	(0.36)	(0.29)	(0.15)
Net realized gains	(0.15)	(0.03)	(0.01)
Total distributions	(0.51)	(0.32)	(0.16)
Net asset value, end of period	$10.58	$11.05	$10.32
Total return [3]	0.29%	10.29%	4.79	% [6]
Net assets, at end of period (000s)	$17,028	$10,823	$3,899
Ratio of gross expenses to average net assets before expense reimbursement [4,5,9]	1.29%	1.37%	2.06	% [7]
Ratio of net expenses to average net assets after expense reimbursement [5,9]	1.16%	1.15%	1.15	% [7]
Ratio of net investment income to average net assets [5,8,9]	3.05%	2.46%	2.82	% [7]
Portfolio Turnover Rate	29%	38%	18	% [6]

1.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

5.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

9.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	62

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Financial Highlights (Class A) June 30, 2018

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

	Class A
	Year	Year	Period
	Ended	Ended	Ended
	June 30,	June 30,	June 30,
	2018	2017	2016 [1]

Net asset value, beginning of period	$11.05	$10.32	$10.00
Activity from investment operations:
Net investment income [2]	0.30	0.25	0.27
Net realized and unrealized gain (loss) on investments	(0.28)	0.79	0.20
Total from investment operations	0.02	1.04	0.47
Less distributions from:
Net investment income	(0.35)	(0.28)	(0.14)
Net realized gains	(0.15)	(0.03)	(0.01)
Total distributions	(0.50)	(0.31)	(0.15)
Net asset value, end of period	$10.57	$11.05	$10.32
Total return [3]	0.15%	10.23%	4.74	% [6]
Net assets, at end of period (000s)	$11,864	$20,080	$8,124
Ratio of gross expenses to average net assets before expense reimbursement [4,5,9]	1.34%	1.42%	2.13	% [7]
Ratio of net expenses to average net assets after expense reimbursement [5,9]	1.21%	1.20%	1.20	% [7]
Ratio of net investment income to average net assets [5,8,9]	2.74%	2.33%	2.82	% [7]
Portfolio Turnover Rate	29%	38%	18	% [6]

1.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

5.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

9.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	63

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Financial Highlights (Class C) June 30, 2018

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

	Class C
	Year	Year	Period
	Ended	Ended	Ended
	June 30,	June 30,	June 30,
	2018	2017	2016 [1]

Net asset value, beginning of period	$11.03	$10.30	$10.00
Activity from investment operations:
Net investment income [2]	0.24	0.18	0.19
Net realized and unrealized gain (loss) on investments	(0.29)	0.77	0.22
Total from investment operations	(0.05)	0.95	0.41
Less distributions from:
Net investment income	(0.28)	(0.19)	(0.10)
Net realized gains	(0.15)	(0.03)	(0.01)
Total distributions	(0.43)	(0.22)	(0.11)
Net asset value, end of period	$10.55	$11.03	$10.30
Total return [3]	(0.49)%	9.29%	4.08	% [6]
Net assets, at end of period (000s)	$6,654	$5,881	$2,424
Ratio of gross expenses to average net assets before expense reimbursement [4,5,9]	2.09%	2.17%	2.81	% [7]
Ratio of net expenses to average net assets after expense reimbursement [5,9]	1.96%	1.95%	1.95	% [7]
Ratio of net investment income to average net assets [5,8,9]	2.19%	1.63%	1.99	% [7]
Portfolio Turnover Rate	29%	38%	18	% [6]

1.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

5.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

9.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	64

E V E N T I D E M U L T I - A S S E T I N C O M E F U N D
Financial Highlights (Class I) June 30, 2018

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Periods Presented

	Class I
	Year	Year	Period
	Ended	Ended	Ended
	June 30,	June 30,	June 30,
	2018	2017	2016 [1]

Net asset value, beginning of period	$11.05	$10.33	$10.00
Activity from investment operations:
Net investment income [2]	0.36	0.28	0.28
Net realized and unrealized gain (loss) on investments	(0.31)	0.78	0.22
Total from investment operations	0.05	1.06	0.50
Less distributions from:
Net investment income	(0.37)	(0.31)	(0.16)
Net realized gains	(0.15)	(0.03)	(0.01)
Total distributions	(0.52)	(0.34)	(0.17)
Net asset value, end of period	$10.58	$11.05	$10.33
Total return [3]	0.47%	10.47%	5.03	% [6]
Net assets, at end of period (000s)	$76,764	$43,821	$18,081
Ratio of gross expenses to average net assets before expense reimbursement [4,5,9]	1.09%	1.17%	1.81	% [7]
Ratio of net expenses to average net assets after expense reimbursement [5,9]	0.96%	0.95%	0.95	% [7]
Ratio of net investment income to average net assets [5,8,9]	3.32%	2.62%	2.94	% [7]
Portfolio Turnover Rate	29%	38%	18	% [6]

1.	The Eventide Multi-Asset Income Fund commenced operations on July 15, 2015.

2.	Per share amounts calculated using the average shares method.

3.	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gain distributions, if any. Had the manager not waived a portion of the Fund’s expenses in certain periods, total returns would have been lower.

4.	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

5.	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

6.	Not annualized.

7.	Annualized.

8.	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

9.	The ratios include 0.01% for the year ended June 30, 2018 attributed to interest expense.

See accompanying notes to financial statements

E V E N T I D E F U N D S Annual Report June 30, 2018	65

E V E N T I D E  F U N D S

Notes to Financial Statements June 30, 2018

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of forty series. These financial statements include the following series: Eventide Gilead Fund, Eventide Global Dividend Opportunities Fund, Eventide Healthcare & Life Sciences Fund and the Eventide Multi-Asset Income Fund (each a “Fund” or collectively the “Funds”). Each Fund is a diversified series of the Trust. The Funds investment manager is Eventide Asset Management, LLC (the “Manager”).

Eventide Gilead Fund commenced operations on July 8, 2008. The Fund’s investment objective is to achieve long-term capital appreciation.

Eventide Global Dividend Opportunities Fund commenced operations on September 29, 2017. The Fund’s investment objectives are dividend income and long-term capital appreciation. The Fund’s secondary objective is dividend growth.

Eventide Healthcare & Life Sciences Fund commenced operations on December 27, 2012. The Fund’s investment objective is to achieve long-term capital appreciation.

Eventide Multi-Asset Income Fund commenced operations on July 15, 2015. The Fund’s investment objective is to seek current income while maintaining the potential for capital appreciation.

Each Fund offers four classes of shares, Class N, Class A, Class C and Class I. Each class differs as to sales and redemption charges and ongoing fees.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

a) Securities Valuation — Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods

E V E N T I D E F U N D S Annual Report June 30, 2018	66

which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change. Short term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

E V E N T I D E F U N D S Annual Report June 30, 2018	67

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2018 for the Funds’ assets measured at fair value:

Eventide Gilead Fund Assets
Security Classifications [1]	Level 1	Level 2	Level 3	Totals
Common Stock [2]	$1,663,815,292	$—	$—	$1,663,815,292
Preferred Stock	—	6,923,012	4,625,906	11,548,918
Warrants	—	1,135,900	—	1,135,900
Real Estate Investment Trusts (REITs)	52,872,050	—	—	52,872,050
Short-Term Investments	213,098,785	—	—	213,098,785
Total	$1,929,786,127	$8,058,912	$4,625,906	$1,942,470,945

Eventide Global Dividend Opportunities Fund Assets
Security Classifications [1]	Level 1	Level 2	Level 3	Totals
Common Stock[2]	$8,319,122	$—	$—	$8,319,122
Preferred Stock	85,600	—	—	85,600
Real Estate Investment Trusts (REITs)	1,722,225	—	—	1,722,225
Short-Term Investments	1,115,988	—	—	1,115,988
Total	$11,242,935	—	—	$11,242,935

Eventide Healthcare & Life Sciences Fund Assets
Security Classifications [1]	Level 1	Level 2	Level 3	Totals
Common Stock [2]	$601,217,456	$—	$—	$601,217,456
Preferred Stock	—	24,810,149	7,310,844	32,120,993
Warrants	—	1,670,880	—	1,670,880
Short-Term Investments	54,086,827	—	—	54,086,827
Total	$655,304,283	$26,481,029	$7,310,844	$689,096,156

E V E N T I D E F U N D S Annual Report June 30, 2018	68

Eventide Multi-Asset Income Fund Assets
Security Classifications [1]	Level 1	Level 2	Level 3	Totals
Common Stock [2]	$47,156,834	$884,850	$—	$48,041,684
Real Estate Investment Trusts (REITs)	11,160,175	—	—	11,160,175
Preferred Stock	7,977,661	—	—	7,977,661
Limited Partnerships	9,144,285	—	—	9,144,285
Corporate Bonds	—	19,811,426	—	19,811,426
Municipal Bonds	—	3,069,602	—	3,069,602
Asset Backed Securities	—	6,994,239	—	6,994,239
Commercial Mortgage Backed Securities	—	94,797	—	94,797
Short-Term Investments	5,528,889	—	—	5,528,889
Total	$80,967,844	$30,854,914	$—	$111,822,758

Eventide Multi-Asset Income Fund Assets Liabilities
Security Classifications [1]	Level 1	Level 2	Level 3	Totals
Call Options Written	$—	$32,575	$—	$32,575
Put Options Written	29,050	—	—	29,050
Total	$29,050	$32,575	$—	$61,625

1.	There were no transfers into and out of Level 1 and 2 during the current period presented for the Funds. It is the Funds’ policy to recognize transfers into and out of Level 1 and 2 at the end of the reporting period.

2.	For a detailed break-out of common stocks by industry, please refer to the Portfolios of Investments.

Transfers in and out of levels 1, 2 and 3 of the fair value hierarchy are recognized as of the beginning of the reporting period. Of the level 1 investments presented above, common stock investments amounting to $449,722 and $64,246 for the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund, respectively, were considered level 2 investments at the beginning of the period.

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

Eventide Gilead Fund
	Preferred Stock	Total
Beginning Balance 6/30/2017	$2,909,375	$24,806,916
Total realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(1,346,079)	(1,346,079)
Cost of purchases	3,062,610	3,062,610
Proceeds from sales	—	—
Dividend reinvest	—	—
Net transfers in/out of level 3	—	—
Ending Balance 6/30/2018	$4,625,906	$4,625,906

E V E N T I D E F U N D S Annual Report June 30, 2018	69

Eventide Healthcare & Life Sciences Fund
	Preferred Stock	Total
Beginning Balance 6/30/2017	$415,625	$415,625
Total realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(542,391)	(542,391)
Cost of purchases	7,437,610	7,437,610
Proceeds from sales	—	—
Dividend reinvest	—	—
Net transfers in/out of level 3	—	—
Ending Balance 6/30/2018	$7,310,844	$7,310,844

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Entasis Therapeutics preferred stock are as follows (1) recent investor transactions in the company (2) updates from the company including new clinical trials data (3) a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

The significant unobservable inputs used in the fair value measurement of the Funds’ Level 3 private investment in Sutro Biopharma Inc. preferred stock are as follows (1) recent investor transactions in the company (2) updates from the company including new clinical trials data (3) a five-percent discount based on liquidity of the securities held. A significant increase or decrease in the liquidity discount could result in a significantly lower or higher fair value, respectively.

The total change in unrealized depreciation included in the Statement of Operations attributable to Level 3 investments still held at June 30, 2018 was $1,346,079 and $542,391 for the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund, respectively.

b) Accounting for Options — When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized gains or losses. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds.

The manager may use options strategies, such as puts and covered calls on individual securities, as well as options on securities indices, to generate income, to reduce portfolio volatility, or to reduce downside risk when the manager believes adverse market, political or other conditions are likely. The manager may also utilize a combination of puts and/or calls regarding the same security (sometimes referred to as “straddles,” “collars” or “spreads”) or utilize puts and calls on related securities. The Funds may purchase a call option on a stock (including securities of exchange traded funds (“ETFs”)) it may purchase at some point in the future. When the Funds

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purchase an option, the premium paid is recorded as an asset. Each day the option contract is valued in accordance with the procedures for security valuation discussed above. When an offsetting option is written (a closing transaction) or the option contract expires, the Funds realize a gain or loss and the asset representing such option contract is eliminated. When a put option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are decreased by the premiums originally paid. When a call option is exercised, the Funds purchase the underlying security and the cost basis of such purchase is increased by the premium originally paid.

The notional value of the derivative instruments outstanding as of June 30, 2018 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity of the Funds.

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Eventide Multi-Asset Income Fund
Derivatives Not
Accounted for as
Hedging Instruments	Primary Risk	Location of Derivatives on	Fair Value of
under GAAP	Exposure	Statement of Assets and Liabilities	Liability Derivatives
Call options written	Equity Risk	Options written, at value	$(32,575)
Put options written	Equity Risk	Options written, at value	(29,050)
Total			$(61,625)

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2018 was as follows:

Eventide Multi-Asset Income Fund
Derivatives Not			Realized and
Accounted for as			Unrealized Gain (Loss)
Hedging Instruments	Primary Risk	Location of Gain (Loss) on	on Liability Derivatives
under GAAP	Exposure	Derivatives Recognized in Income	Recognized in Income
Options written	Equity Risk	Net realized gain from options written	$86,146
Options written	Equity Risk	Net change in unrealized appreciation on options written	(10,332)
Total			$75,814

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Offsetting of Financial Assets and Derivative Liabilities

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of June 30, 2018.

Eventide Multi-Asset Income Fund
	Liabilities				Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Recognized Liabilities		Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments		Cash Collateral Received	Net Amount
Options Written	$(61,625	) [1]	$—	$(61,625)	$61,625	[2]	$—	$—
Total	$(61,625)		$—	$(61,625)	$61,625		$—	$—

1.	Purchased options at value as presented in the Portfolio of Investments.

2.	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

c) Federal Income Tax — The Funds have qualified and intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the year ended June 30, 2018, the Funds did not have a liability for any unrecognized tax expense. The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2018, the Funds did not incur any interest or penalties. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015-2017, or expected to be taken in the Funds’ 2018 tax returns.

d) Distributions to Shareholders — Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid at least annually. The Eventide Multi-Asset Income Fund generally distributes net investment income monthly and the Eventide Global Dividend Opportunities Fund generally distributes net investment income quarterly. Distributable short-term and long-term capital gains, if any, are declared and distributed annually. The Eventide Multi-Asset Income Fund may distribute short-term capital gains monthly.

e) Multiple Class Allocations — Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan. Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

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f) Security Transactions and Investment Income — Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

g) Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h) Indemnification — The Trust indemnifies its offers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

i) Redemption Fees and Sales Charges (loads) — A $15 fee may be charged for redemptions made by wire. A maximum sales charge of 5.75% is imposed on Class A shares of the Funds. Class A shares purchased where the sales charge was waived, are subject to a CDSC of 1.00% on redemptions within 18 months of purchase. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the period ended June 30, 2018, there were redemption fees of $0 paid to the Eventide Gilead Fund, Eventide Global Dividend Opportunity Fund and Eventide Multi-Asset Income Fund and there were $0 in CDSC fees paid to the Distributor. For the year ended June 30, 2018, there were redemption fees of $200,068 paid to the Eventide Healthcare & Life Sciences Fund and there were $97 in CDSC fees paid to the Distributor.

(2)	INVESTMENT TRANSACTIONS

For the period ended June 30, 2018, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

	Purchases	Sales

Eventide Gilead Fund	$504,346,916	$357,013,129
Eventide Global Dividend Opportunity Fund	11,339,615	754,397
Eventide Healthcare & Life Sciences Fund	298,277,152	195,594,419
Eventide Multi-Asset Income Fund	63,223,964	26,546,982

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(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Eventide Asset Management, LLC (the “Manager”) acts as investment manager to the Funds pursuant to the terms of a management agreement between the Manager of the Trust (the “Management Agreement”). Boyd Watterson Asset Management, LLC serves as sub-adviser to a portion of the Eventide Multi-Asset Income Fund’s portfolio. Under the terms of the Management Agreement, the Manager manages the investment operations of the Funds in accordance with the Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee equal to 1.00% and 1.10% of average net assets of the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund, respectively, and 0.73% of average net assets of the eventide Global Dividend Opportunities Fund and Eventide Multi-Asset Income Fund, such fees to be computed daily based upon daily average net assets of the respective Fund. The Manager pays expenses incurred by it in connection with acting as investment manager to the Funds other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and certain other expenses paid by the Funds (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the period ended June 30, 2018, management fees of $15,830,547, $32,905, $5,317,778 and $706,440 were incurred by the Eventide Gilead Fund, Eventide Global Dividend Opportunity Fund, Eventide Healthcare & Life Sciences Fund, and Eventide Multi-Asset Income Fund, respectively, before the waiver and reimbursement described below.

The Manager and the Trust have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds and extraordinary expenses) at 1.67%, 2.42%, 1.62% and 1.42% of the average daily net assets of Eventide Gilead Fund’s Class A, Class C, Class N and Class I, 1.20%, 1.95%, 1.15% and 0.95% of the average daily net assets of Eventide Global Dividend Opportunities Fund’s Class A, Class C, Class N and Class I, 1.68%, 2.43%, 1.63% and 1.43% of the average daily net assets of Eventide Healthcare & Life Sciences Fund’s Class A, Class C, Class N and Class I, respectively; and 1.20%, 1.95%, 1.15% and 0.95% of the average daily net assets of Eventide Multi-Asset Income Fund’s Class A, Class C, Class N and Class I, respectively at least until October 31, 2018. Each waiver or reimbursement by the Manager is subject to repayment by the Fund within the three years following the year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

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For the period ended June 30, 2018, the Manager waived management fees of $0 for each of the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund, waived/reimbursed fees of $90,311 from the Eventide Global Dividend Opportunity Fund and $124,623 from the Eventide Multi-Asset Income Fund pursuant to its contractual agreement. As of June 30, 2018, the Adviser has waived/reimbursed expenses that may be recovered no later than June 30 of the years indicated below:

	2019	2020	2021

Eventide Global Dividend Opportunity Fund	$0	$0	$90,311
Eventide Multi-Asset Income Fund	$116,975	$130,028	$124,623

The Eventide Gilead Fund does not have any expenses previously waived by the Manager that are subject to recapture and did not waive any further expenses during the year ended June 30, 2018.

The Eventide Healthcare & Life Sciences Fund does not have any expenses previously waived by the Manager that are subject to recapture and did not waive any further expenses during the year ended June 30, 2018.

The Trust has entered into a Management Services Agreement with MFund, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the period ended June 30, 2018, the Eventide Gilead Fund, Eventide Global Dividend Opportunity Fund, Eventide Healthcare & Life Sciences Fund and Eventide Multi-Asset Income Fund incurred $475,565, $5,058, $147,964, and $33,779 for such fees, respectively.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as an investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administrative, fund accounting, and transfer agency services to the Fund’s pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

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Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Effective April 2015, pursuant to the Management Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement.

The Trust has adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares except Class I, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.25% per annum for the Class N shares, up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class N shares are currently paying 0.20% per annum of 12b-1 fees, Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees.

The 12b-1 fees may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Manager for distribution related expenses.

For the period ended June 30, 2018, the Distributor received $190,174, $3,689, $137,983, and $14,331 in underwriter commissions from the sale of shares of the Fund from the Eventide Gilead Fund, Eventide Global Dividend Opportunity Fund, Eventide Healthcare & Life Sciences Fund and Eventide Multi-Asset Income Fund, respectively.

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Represents aggregate cost for federal tax purposes, including options written, for the Eventide Funds as of June 30, 2018 and differs from market value by net unrealized appreciation/depreciation which consisted of:

				Total
			Gross	Unrealized
		Gross Unrealized	Unrealized	Appreciation/
Fund	Aggregate Cost	Appreciation	Depreciation	Depreciation
Eventide Gilead Fund	$1,392,271,420	$593,762,646	$(43,563,121)	$550,199,525
Eventide Global Dividend Opportunity Fund	11,647,974	193,603	(598,642)	(405,039)
Eventide Healthcare & Life Sciences Fund	495,966,123	224,238,737	(31,108,704)	193,130,033
Eventide Multi-Asset Income Fund	111,506,147	5,234,261	(4,979,275)	254,986

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The tax character of Fund distributions paid for the year ended June 30, 2018 and June 30, 2017 was as follows:

For the year ended June 30, 2018
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Eventide Gilead Fund	$—	$—	$—	$—
Eventide Global Dividend Opportunity Fund	137,440	—	—	137,440
Eventide Healthcare & Life Sciences Fund	—	5,815,989	—	5,815,989
Eventide Multi-Asset Income Fund	3,189,422	1,397,892	—	4,587,314

For the year ended June 30, 2017:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Eventide Gilead Fund	$—	$—	$—	$—
Eventide Healthcare & Life Sciences Fund	—	—	—	—
Eventide Multi-Asset Income Fund	1,929,628	17,942	—	1,947,570

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

					Post
					October		Total
	Undistributed	Undistributed	Capital Loss	Other	Loss and	Unrealized	Accumulated
	Ordinary	Long-Term	Carry	Book/Tax	Late Year	Appreciation/	Earnings/
Fund	Income	Capital Gains	Forwards	Differences	Loss	(Depreciation)	(Deficits)
Eventide Gilead Fund	$—	$12,532,077	$—	$—	$(4,708,856)	$550,199,525	$558,022,746
Eventide Global Dividend Opportunity Fund	2,431	—	—	—	(21,314)	(405,046)	(423,929)
Eventide Healthcare & Life Sciences Fund	13,754,330	13,184,785	—	—	(2,243,488)	193,130,033	217,825,660
Eventide Multi- Asset Income Fund	—	367,517	—	—	—	254,792	622,309

The difference between book basis and tax basis unrealized appreciation/depreciation, undistributed net investment income/losses and accumulated net realized gains/losses from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for partnerships, real estate investment trusts, Section 305(c) deemed dividend distributions, C-corporation return of capital distributions, and mark-to-market on passive foreign investment companies.

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Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds below incurred and elected to defer such late year losses as follows:

Fund	Late Year Losses
Eventide Gilead Fund	$4,708,856
Eventide Healthcare & Life Sciences Fund	2,243,488

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds below incurred and elected to defer such late year losses as follows:

Fund	Post October Losses
Eventide Global Dividend Opportunity Fund	$21,314

At June 30, 2018, the Funds below had capital loss carry forwards for federal income tax purposes that were utilized as follows:

		Non-		Capital Loss
	Non-Expiring	Expiring		Carry Forwards
Fund	Short-Term	Long-Term	Total	Utilized
Eventide Gilead Fund	$—	$—	$—	$112,240,967
Eventide Healthcare & Life Sciences Fund	$—	$—	$—	146,011

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), short-term capital gains and net operating losses, reclass of Fund distributions, and adjustments for paydowns, C-corporation return of capital distributions, passive foreign investment companies, trust preferred, deemed dividend distributions, real estate investment trusts, Section 305(c) deemed dividend distributions, and partnerships resulted in reclassifications for the fiscal year ended June 30, 2018 as follows:

		Accumulated	Undistributed
		Net Investment	Net Realized
Fund	Paid in Capital	Income (Loss)	Gains (Loss)
Eventide Gilead Fund	$(7,023,699)	$5,235,040	$1,788,659
Eventide Global Dividend Opportunity Fund	—	(9,399)	9,399
Eventide Healthcare & Life Sciences Fund	—	5,331,628	5,331,628
Eventide Multi-Asset Income Fund	(369,495)	787,584	(418,089)

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(5)	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund at June 30, 2018 are noted in the Funds Portfolio of Investments. Transactions during the period with companies which are affiliates are as follows:

Eventide Gilead Fund
					Net Increase/
	Value –			Dividends	Decrease in		Value –
	Beginning		Sales	Credited	Appreciation	Realized	End of	Ending
Description	of Period	Purchases	Proceeds	to Income	(Depreciation)	Gain/Loss	Period	Shares
ESSA Pharma, Inc.	$1,144,770	$—	$—	$—	($723,647)	$—	$941,123	$248,974
ESSA Pharma, Inc. – Warrants	—	$1,480,000	—	—	(344,100)	—	1,135,900	370,000
8Point3 Energy Partners LP	21,463,418	—	17,709,093	1,555,779	(877,207)	(2,877,118)	—	—
TOTAL	$22,608,188	$1,480,000	$17,709,093	$1,555,779	($1,944,954)	($2,877,118)	$2,077,023	$618,974

Eventide Healthcare & Life Sciences Fund
					Net Increase/
	Value –			Dividends	Decrease in		Value –
	Beginning		Sales	Credited	Appreciation	Realized	End of	Ending
Description	of Period	Purchases	Proceeds	to Income	(Depreciation)	Gain/Loss	Period	Shares

ESSA Pharma, Inc.	$163,538	$864,000	$—	$—	($146,812)	$—	$880,726	$232,996
ESSA Pharma, Inc. - Warrants	—	2,136,000	—	—	(496,620)	—	1,639,380	534,000
KalVista Pharmaceuticals, Inc.	1,367,280	6,419,458	—	—	(478,738)	—	7,308,000	900,000
Sunesis Pharmaceuticals, Inc.	—	4,972,781	—	—	(170,016)	—	4,802,765	2,265,455
Sunesis Pharmaceuticals, Inc. - Warrants	—	—	—	—	31,500	—	31,500	112,500
Tracon Pharmaceuticals, Inc.	2,160,000	—	1,980,259	—	6,169,945	(6,349,686)	—	—
TOTAL	$3,690,818	$14,392,239	$1,980,259	$—	$4,909,259	($6,349,686)	$14,662,371	$4,044,951

(6)	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. Each Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. The Funds will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of a Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection

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with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2018, the Eventide Gilead Fund and Eventide Healthcare & Life Sciences Fund were invested in the following restricted securities:

Eventide Gilead Fund
	Initial
	Acquisition
Security	Date	Shares	Cost	Value	% of Net Assets
Entasis Therapeutics Class B1	3/29/2016	3,062,500	$3,062,500	$1,716,531	0.1%
Entasis Therapeutics Class BI1	8/29/2017	5,190,678	3,062,610	2,909,375	0.2%
Magenta Therapeutics, Inc. [1]	4/2/2018	539,806	6,500,000	6,923,012	0.4%

Eventide Healthcare & Life Sciences Fund
	Initial
	Acquisition
Security	Date	Shares	Cost	Value	% of Net Assets
AvroBio, Inc.[1]	1/22/2018	678,891	$6,00,000	$18,419,670	2.7%
Entasis Therapeutics Class B1	3/29/2016	437,500	437,500	245,219	0.0%
Entasis Therapeutics Class BI1	8/29/2017	741,525	437,610	415,625	0.1%
Magenta Therapeutics, Inc. [1]	4/2/2018	498,283	6,000,000	6,390,479	0.9%
Sutro Biopharma, Inc. [1]	5/21/2018	21,922,956	7,000,000	6,650,000	1.0%

1.	Each security is subject to a Fund’s right to redemption upon 60 days’ notice and may be extended by the issuer in six month increments, if the Funds fail to give 60 days’ notice of their intention to redeem on the scheduled maturity date.

(7)	PORTFOLIO CONCENTRATION RISK

The Eventide Healthcare & Life Sciences Fund invests primarily in equity and equity-related securities of companies in the healthcare and life sciences sectors that derive or are expected to derive 50% or more of their revenue from healthcare and life science products and services including, but not limited to, biotechnology, pharmaceuticals, diagnostics, life science tools, medical devices, healthcare information technology, healthcare services, synthetic biology, agricultural and environmental management, and pharmaceutical manufacturing products and services. Because of its focus on healthcare and life science companies, the Eventide Healthcare & Life Sciences Fund’s investment performance will be closely tied to many factors which affect those companies. As a result, the Eventide Healthcare & Life Sciences Fund’s net asset value is more likely to have greater fluctuations than that of a fund which invests in other industries.

(8)	OPTIONS RISK

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a

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decline in the market price of an underlying security below the purchase price of an underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretical unlimited increase in the market price of an underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

(9)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined no events or transactions occurred requiring adjustment or disclosure in the financial statements.

(10)	NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables- Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Eventide Gilead Fund, Eventide Global Dividend Opportunities Fund, Eventide Healthcare & Life Sciences Fund, and Eventide Multi-Asset Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, and Eventide Multi-Asset Income Fund, each a series of shares of beneficial interest in Mutual Fund Series Trust, including the portfolios of investments, as of June 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). We have also audited the accompanying statement of assets and liabilities of Eventide Global Dividend Opportunities Fund (Eventide Gilead Fund, Eventide Healthcare & Life Sciences Fund, Eventide Multi-Asset Income Fund, and Eventide Global Dividend Opportunities Fund, collectively, the “Funds”), a series of shares of beneficial interest in Mutual Fund Series Trust, including the portfolio of investments, as of June 30, 2018, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from September 29, 2017 (commencement of operations) through June 30, 2018 and the related notes (collectively referred to as the “financial statements”).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an

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understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, brokers, and other appropriate parties or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Mutual Fund Series Trust since 2006.

Philadelphia, Pennsylvania

August 29, 2018

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E V E N T I D E F U N D S
Supplemental Information (Unaudited) June 30, 2018

Consideration and Renewal of the Management Agreement with Eventide Asset Management, LLC with respect to the Eventide Gilead Fund, Eventide Healthcare and Life Sciences Fund, and Eventide Multi-Asset Income Fund

In connection with the regular meeting held on May 14-15, and May 25, 2018, the Board of Trustees (the “Board”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the management agreement (the “Management Agreement”) between the Trust and Eventide Asset Management, LLC, (“Eventide”) with respect to the Eventide Gilead Fund, Eventide Healthcare and Life Sciences Fund, and Eventide Multi-Asset Income fund (together the “Eventide Funds”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement.

The Trustees reviewed Eventide’s responses to a series of questions regarding, among other things, Eventide’s services to be provided to the Funds, comparative fee and expense information, and Eventide’s projected profitability from managing the Funds (“Eventide 15(c) Response”).

Nature, Extent, and Quality of Services. The Trustees reviewed Eventide’s 15(c) Response, and noted their experience in working with the advisor. The Trustees reviewed Eventide’s management team, noting that the advisor continued to invest in its team adding additional resources as the fund family grew. The Trustees considered the particular skill and expertise necessary to manage the Funds and agreed that the advisor had assembled and maintained a highly skilled team to the benefit of shareholders. The Trustees acknowledged the responsiveness of the advisor to the Board and Eventide Fund officers, noting their appreciation for the strong, collaborative working relationship. The Trustees agreed that the advisor provided a high level of service to the Eventide Funds and their shareholders.

Performance – Gilead Fund. The Trustees noted the Gilead Fund’s returns continued to be strong, outperforming the peer group, Morningstar category and S&P 500 TR Index over the 1-year, 5-year and since inception periods. They considered the Gilead Fund’s significant outperformance during the 1 year period compared to each metric. The Trustees concluded that the Gilead Fund’s performance was acceptable.

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Performance – Healthcare & Life Sciences Fund. The Trustees noted the Healthcare & Life Sciences Fund’s significant increase in assets during the prior year. They noted the Healthcare & Life Sciences Fund’s significant outperformance relative to its peer group, Morningstar category, and S&P 500 TR Index for the 1 year, 5 year and since inception periods. The Trustees expressed their pleasure with the advisor’s consistently strong returns and agreed that performance was acceptable.

Performance – Multi-Asset Income Fund. The Trustees noted that the Multi Asset Income Fund underperformed its blended index and the MSCI ACWI Index for the 1 year and since inception periods. They acknowledged that the Multi Asset Income Fund’s absolute performance was not unreasonable, and the Multi Asset Income Fund slightly underperformed its peer group average for the since inception period. They noted that the recent underperformance relative to the Multi Asset Income Fund’s benchmarks was attributable to rising interest rates over the prior six month period, and that such underperformance during periods of rising interest rates was not unexpected given the Multi Asset Income Fund’s strategy. The Trustees concluded that the Multi Asset Income Fund’s performance was acceptable.

Fees and Expenses. The Trustees reviewed the advisory fee paid for each Eventide Fund, and the fees charged by funds in the peer group and the funds in the Morningstar category. They noted that each Eventide Fund’s advisory fee was among the highest in its respective peer group and the Morningstar category average. The Trustees noted, however, that each Eventide Fund’s peer group was constructed with the respective Eventide Fund’s investment style in mind, and was not limited to funds committed to socially responsible investing. The Trustees considered that shareholders of each Eventide Fund appeared willing to pay a premium for the benefit of the advisor’s socially responsible overlay and the Trustees concluded that each Eventide Fund’s advisory fee reasonably reflected the value of the overlay.

The Trustees discussed the allocation of fees between Eventide and Boyd Watterson with respect to Multi-Asset Income Fund relative to their respective duties and other factors, including the sub-advisory fee breakpoints, and agreed that the allocation of fees between the advisor and sub-advisor was appropriate.

After considering the strategy of each Eventide Fund, the range of fees within each category, the size of each Eventide Fund, and recognizing the socially responsible overlay and the advisor’s unique expertise in the industries in which each Eventide Fund invests, the Board determined that each advisory fee was not unreasonable.

Profitability. The Trustees reviewed a profitability analysis for each Eventide Fund. They noted the advisor realized a loss in connection with its relationship with Multi-Asset Income Fund. With respect to Gilead Fund and Healthcare and Life Sciences Fund, they noted the advisor reported a profit in connection with the advisory agreement and had invested a portion of its legitimate profits for each Eventide Fund into the services provided to each Eventide Fund. Additionally, the Trustees considered the relative uncertainty of future expenses in light of changing regulations, and agreed that based on this uncertainty and the nature, extent and quality of

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services provided by the advisor, the advisor’s profits from each Eventide Fund were not excessive.

Economies of Scale. The Trustees considered whether the advisor had realized economies of scale with respect to the management of each Eventide Fund. The Trustees noted that each Eventide Fund’s shareholders were benefiting from some economies in total fund expenses because the Eventide Funds are part of a fund family. They were pleased that the advisor continued to invest its legitimate profits into the advisory firm to the benefit of shareholders. The Trustees discussed each Eventide Fund’s capacity limitations and the impact of such limitations on the potential for economies of scale. After further discussion the Trustees determined that the absence of breakpoints in the advisory fee was acceptable at this time.

Conclusion. Having requested and received such information from Eventide as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Management Agreement was in the best interests of the Eventide Funds and the shareholders therein.

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E V E N T I D E F U N D S
Supplemental Information (Unaudited) (Continued) June 30, 2018

Consideration and Renewal of Sub-Advisory Agreement between Eventide Asset Management, LLC and Boyd Watterson Asset Management, LLC with respect to the Eventide Multi-Asset Income Fund

In connection with a meeting held on May14-15 and May 25, 2018 the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”) discussed the renewal of a sub-advisory agreement between Eventide Asset Management LLC (“Eventide”) and Boyd Watterson Asset Management, LLC (“Boyd Watterson”), with respect to the Eventide Multi-Asset Income Fund (the “Fund”) (the “Sub-Advisory Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Sub-Advisory Management Agreement.

The Trustees reviewed Boyd Watterson’s responses to a series of questions regarding, among other things, Boyd Watterson’s services to be provided to the Fund, comparative fee and expense information, and Boyd Watterson’s projected profitability from managing the Fund (“Boyd Watterson 15(c) Response”).

Nature, Extent, and Quality of Services. The Trustees noted that there were no recent changes to sub-advisor personnel. The Trustees acknowledged the expertise of the portfolio managers and the confidence of the advisor in the skill of the sub-advisor. The Trustees noted there were no issues or concerns with the sub-advisor operationally or with respect to the investments it selected for the Fund. The Trust CCO confirmed that the sub-advisor had appropriate and reasonably designed compliance policies and procedures in place to prevent violations of the federal securities laws. The Trustees concluded that the advisor had provided a level of service consistent with the Board’s expectations.

Performance. The Trustees discussed the performance of the fixed income sleeve of the Fund’s portfolio managed by Boyd Watterson, and agreed that both the 1 year and since inception performance, compared to the applicable index, was acceptable.

Fees and Expenses. The Trustees discussed the sub-advisory fee structure noting the sub-advisor had agreed to breakpoints in its fee on assets greater than $100 million. The Trustees considered

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a comparison of the sub-advisory fee to the fees charged by the sub-advisor to its separately managed account clients noting that the fee compared favorably. The Trustees discussed the allocation of fees between Eventide and Boyd Watterson with respect to the Fund relative to their respective duties and other factors, and agreed that the allocation of fees between the advisor and sub-advisor was appropriate. The Trustees concluded that the sub-advisory fee received by Boyd Watterson was reasonable.

Profitability. The Trustees considered the sub-advisor’s profitability in connection with its relationship with the Fund. They noted that the sub-advisor reported marginal profits in terms of actual dollars. After further discussion, the Trustees concluded that excessive profitability from the sub-advisor’s relationship with the Fund was not an issue at this time and that the sub-advisor would likely achieve improved profits as the Fund grows in assets.

Economies of Scale. The Trustees considered whether the sub-advisor has realized economies of scale with respect to the management of the Fund. The Trustees noted the existing breakpoints in the sub-advisory fee structure, and agreed that the existing breakpoints provided beneficial economies to the advisor, and would be considered when evaluating the advisory fee.

Conclusion. Having requested and received such information from Boyd Watterson as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement between Eventide and Boyd Watterson, and as assisted by the advice of Counsel, the Trustees concluded that renewal of the Sub-Advisory Agreement was in the best interests of the Eventide Multi-Asset Income Fund and its shareholders.

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E V E N T I D E F U N D S
Expense Examples (Unaudited) June 30, 2018

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Eventide Gilead Fund’s, Eventide Global Dividend Opportunities Fund’s, Eventide Healthcare & Life Sciences Fund’s and Eventide Multi-Asset Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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					Hypothetical
			Actual		(5% return before expenses)
	Funds’	Beginning	Ending	Expenses	Ending
	Annualized	Account	Account	Paid	Account	Expenses
	Expense	Value	Value	During	Value	Paid During
Fund	Ratio	1/1/18	6/30/18	Period[1]	6/30/18	Period

Eventide Gilead Fund – Class N	1.39%	$1,000.00	$1,103.60	$7.23	$1,017.92	$6.94
Eventide Gilead Fund – Class A	1.44%	1,000.00	1,103.40	7.50	1,017.66	7.20
Eventide Gilead Fund – Class C	2.19%	1,000.00	1,099.40	11.38	1,013.95	10.92
Eventide Gilead Fund – Class I	1.19%	1,000.00	1,104.90	6.19	1,018.91	5.94
Eventide Global Dividend Opportunity Fund – Class N	1.15%	1,000.00	957.50	5.58	1,019.09	5.76
Eventide Global Dividend Opportunity Fund – Class A	1.20%	1,000.00	956.00	5.82	1,018.84	6.01
Eventide Global Dividend Opportunity Fund – Class C	1.95%	1,000.00	954.20	9.45	1,015.13	9.74
Eventide Global Dividend Opportunity Fund – Class I	0.95%	1,000.00	958.90	4.61	1,020.08	4.76
Eventide Healthcare & Life Sciences Fund – Class N	1.49%	1,000.00	1,203.70	8.16	1,017.39	7.47
Eventide Healthcare & Life Sciences Fund – Class A	1.54%	1,000.00	1,203.70	8.44	1,017.13	7.73
Eventide Healthcare & Life Sciences Fund – Class C	2.29%	1,000.00	1,199,20	12.50	1,013.43	11.45
Eventide Healthcare & Life Sciences Fund – Class I	1.29%	1,000.00	1,204.90	7.07	1,018.38	6.47
Eventide Multi-Asset Income Fund – Class N	1.15%	1,000.00	968.50	5.61	1,019.09	5.76
Eventide Multi-Asset Income Fund – Class A	1.20%	1,000.00	967.40	5.85	1,018.84	6.01
Eventide Multi-Asset Income Fund – Class C	1.95%	1,000.00	963.90	9.50	1,015.12	9.74
Eventide Multi-Asset Income Fund – Class I	0.95%	1,000.00	969.40	4.64	1,020.08	4.76

1.	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

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E V E N T I D E F U N D S
Additional Information (Unaudited) June 30, 2018

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of each Fund and the calculation of the net asset value of shares of each Fund.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-771-3836; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-771-3836; and on the Commission’s website at http://www.sec.gov.

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Independent Trustees (Unaudited)

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[2]	Other Directorships Held During Past 5 Years

Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a family office, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006.	53	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee of M3Sixty Funds Trust, since 2016

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired since 2015, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, 1991 to 2017.	40	Variable Insurance Trust since 2010

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Interested Trustee and Officers (Unaudited)[3]

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex[2]	Other Directorships Held During Past 5 Years

Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 – 7/2016.	40	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012.	N/A	N/A

Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015. Assistant Vice President, Gemini Fund Services, LLC (2012 - 2014).	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011- 12/2014.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

1.	The term of office of each Trustee is indefinite.

2.	The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

3.	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, free of charge, upon request, by calling toll-free at 1-877-771-3836.

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P R I V A C Y N O T I C E
Mutual Fund Series Trust Revised June 2011	1 of 2

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?

For our everyday business purposes such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO

For our marketing purposes to offer our products and services to you.	NO	We don’t share

For joint marketing with other financial companies.	NO	We don’t share

For our affiliates’ everyday business purposes – information about your transactions and records.	NO	We don’t share

For our affiliates’ everyday business purposes – information about your credit worthiness.	NO	We don’t share

For our affiliates to market to you	NO	We don’t share

For non-affiliates to market to you	NO	We don’t share

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P R I V A C Y N O T I C E
Mutual Fund Series Trust Revised June 2011	2 of 2

What we do
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

■     open an account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

■     affiliates from using your information to market to you.

■     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ■ Mutual Fund Series Trust has no affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Mutual Fund Series Trust doesn’t jointly market.

Questions? Call 1-866-447-4228

E V E N T I D E F U N D S Annual Report June 30, 2018	95

M U T U A L F U N D S E R I E S T R U S T

17605 Wright Street
Omaha, NE 68130

MANAGER
Eventide Asset Management, LLC
One International Place
Suite 3510
Boston, MA 02110

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
3rd Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
7 Easton Oval
Columbus, OH 43215

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2018	2017
Eventide Gilead Fund	23,000	23,000
Eventide Global Dividend Opportunities Fund	10,250	-
Eventide Healthcare & Life Sciences Fund	14,750	14,750
Eventide Multi-Asset Income Fund	12,250	12,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2018	2017
Eventide Gilead Fund	2,000	2,000
Eventide Global Dividend Opportunities Fund	2,000	-
Eventide Healthcare & Life Sciences Fund	2,000	2,000
Eventide Multi-Asset Income Fund	2,000	2,000

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2018 and 2017 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2018 and 2017 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: September 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi
Principal Executive Officer/President
Date: September 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff
Principal Financial Officer/Treasurer
Date: September 26, 2018